As filed with the Securities and Exchange Commission on August 19, 2025
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

FedEx Corporation
(Exact name of registrant as specified in its charter)

Delaware	4513	62-1721435
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
942 South Shady Grove Road
Memphis, Tennessee 38120
(901) 818-7500
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Gina F. Adams
Executive Vice President, General Counsel and Secretary
942 South Shady Grove Road
Memphis, Tennessee 38120
(901) 818-7500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to
Alana L. Griffin Staff Vice President — Securities & Corporate Law FedEx Corporation 942 South Shady Grove Road Memphis, Tennessee 38120 (901) 818-7500	Laura Kaufmann Belkhayat Michael Hamilton Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, New York 10001 (212) 735-3000

Approximate date of commencement of proposed sale of the securities to the public:
As soon as practicable after the effective date of this registration statement.
If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:
Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF GUARANTOR REGISTRANTS
Exact Name of Registrant Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Registrant Guarantor’s Principal Executive Offices
Federal Express Corporation	Delaware	71-0427007	3610 Hacks Cross Road Memphis, TN 38125
FedEx Freight, Inc.	Arkansas	71-0562003	8285 Tournament Drive Memphis, TN 38125
FedEx Office and Print Services, Inc.	Texas	77-0433330	7900 Legacy Drive Plano, TX 75024
Federal Express Europe, Inc.	Delaware	62-1441419	3610 Hacks Cross Road Memphis, TN 38125
Federal Express Holdings S.A., LLC	Delaware	62-1361344	3610 Hacks Cross Road Memphis, TN 38125
Federal Express International, Inc.	Delaware	58-1689315	3610 Hacks Cross Road Memphis, TN 38125

The information in this prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale is not permissible.
SUBJECT TO COMPLETION, DATED AUGUST 19, 2025
PROSPECTUS
FEDEX CORPORATION
Offer to Exchange
This is an offer by FedEx Corporation, a Delaware corporation (“FedEx” or the “Company”), to exchange (the “Exchange Offers”):
(1)
up to $340,494,000 principal amount of 3.400% Notes due 2028 (the “Original 3.400% 2028 Notes”) for a like principal amount of 3.400% Notes due 2028, the offer of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Exchange 3.400% 2028 Notes”);

(2)
up to $237,285,000 principal amount of 4.200% Notes due 2028 (the “Original 4.200% 2028 Notes”) for a like principal amount of 4.200% Notes due 2028, the offer of which has been registered under the Securities Act (the “Exchange 4.200% 2028 Notes”);

(3)
up to $628,053,000 principal amount of 3.100% Notes due 2029 (the “Original 3.100% 2029 Notes”) for a like principal amount of 3.100% Notes due 2029, the offer of which has been registered under the Securities Act (the “Exchange 3.100% 2029 Notes”);

(4)
up to $406,103,000 principal amount of 4.250% Notes due 2030 (the “Original 4.250% 2030 Notes”) for a like principal amount of 4.250% Notes due 2030, the offer of which has been registered under the Securities Act (the “Exchange 4.250% 2030 Notes”);

(5)
up to $642,185,000 principal amount of 2.400% Notes due 2031 (the “Original 2.400% 2031 Notes”) for a like principal amount of 2.400% Notes due 2031, the offer of which has been registered under the Securities Act (the “Exchange 2.400% 2031 Notes”);

(6)
up to $351,518,000 principal amount of 4.900% Notes due 2034 (the “Original 4.900% 2034 Notes”) for a like principal amount of 4.900% Notes due 2034, the offer of which has been registered under the Securities Act (the “Exchange 4.900% 2034 Notes”);

(7)
up to $391,912,000 principal amount of 3.900% Notes due 2035 (the “Original 3.900% 2035 Notes”) for a like principal amount of 3.900% Notes due 2035, the offer of which has been registered under the Securities Act (the “Exchange 3.900% 2035 Notes”);

(8)
up to $619,635,000 principal amount of 3.250% Notes due 2041 (the “Original 3.250% 2041 Notes”) for a like principal amount of 3.250% Notes due 2041, the offer of which has been registered under the Securities Act (the “Exchange 3.250% 2041 Notes”);

(9)
up to $444,611,000 principal amount of 3.875% Notes due 2042 (the “Original 3.875% 2042 Notes”) for a like principal amount of 3.875% Notes due 2042, the offer of which has been registered under the Securities Act (the “Exchange 3.875% 2042 Notes”);

(10)
up to $391,769,000 principal amount of 4.100% Notes due 2043 (the “Original 4.100% 2043 Notes”) for a like principal amount of 4.100% Notes due 2043, the offer of which has been registered under the Securities Act (the “Exchange 4.100% 2043 Notes”);

(11)
up to $541,689,000 principal amount of 5.100% Notes due 2044 (the “Original 5.100% 2044 Notes”) for a like principal amount of 5.100% Notes due 2044, the offer of which has been registered under the Securities Act (the “Exchange 5.100% 2044 Notes”);

(12)
up to $503,830,000 principal amount of 4.100% Notes due 2045 (the “Original 4.100% 2045 Notes”) for a like principal amount of 4.100% Notes due 2045, the offer of which has been registered under the Securities Act (the “Exchange 4.100% 2045 Notes”);

(13)
up to $913,438,000 principal amount of 4.750% Notes due 2045 (the “Original 4.750% 2045 Notes”) for a like principal amount of 4.750% Notes due 2045, the offer of which has been registered under the Securities Act (the “Exchange 4.750% 2045 Notes”);

(14)
up to $1,007,069,000 principal amount of 4.550% Notes due 2046 (the “Original 4.550% 2046 Notes”) for a like principal amount of 4.550% Notes due 2046, the offer of which has been registered under the Securities Act (the “Exchange 4.550% 2046 Notes”);

(15)
up to $604,653,000 principal amount of 4.400% Notes due 2047 (the “Original 4.400% 2047 Notes”) for a like principal amount of 4.400% Notes due 2047, the offer of which has been registered under the Securities Act (the “Exchange 4.400% 2047 Notes”);

(16)
up to $743,435,000 principal amount of 4.050% Notes due 2048 (the “Original 4.050% 2048 Notes”) for a like principal amount of 4.050% Notes due 2048, the offer of which has been registered under the Securities Act (the “Exchange 4.050% 2048 Notes”);

(17)
up to $696,469,000 principal amount of 4.950% Notes due 2048 (the “Original 4.950% 2048 Notes”) for a like principal amount of 4.950% Notes due 2048, the offer of which has been registered under the Securities Act (the “Exchange 4.950% 2048 Notes”);

(18)
up to $1,047,658,000 principal amount of 5.250% Notes due 2050 (the “Original 5.250% 2050 Notes”) for a like principal amount of 5.250% Notes due 2050, the offer of which has been registered under the Securities Act (the “Exchange 5.250% 2050 Notes”);

(19)
up to $213,040,000 principal amount of 4.500% Notes due 2065 (the “Original 4.500% 2065 Notes”) for a like principal amount of 4.500% Notes due 2065, the offer of which has been registered under the Securities Act (the “Exchange 4.500% 2065 Notes”);

(20)
up to €391,747,000 principal amount of 0.450% Notes due 2029 (the “Original 0.450% 2029 Notes”) for a like principal amount of 0.450% Notes due 2029, the offer of which has been registered under the Securities Act (the “Exchange 0.450% 2029 Notes”);

(21)
up to €145,122,000 principal amount of 1.300% Notes due 2031 (the “Original 1.300% 2031 Notes”) for a like principal amount of 1.300% Notes due 2031, the offer of which has been registered under the Securities Act (the “Exchange 1.300% 2031 Notes”); and

(22)
up to €402,828,000 principal amount of 0.950% Notes due 2033 (the “Original 0.950% 2033 Notes”) for a like principal amount of 0.950% Notes due 2033, the offer of which has been registered under the Securities Act (the “Exchange 0.950% 2033 Notes”).

The Original 3.400% 2028 Notes, the Original 4.200% 2028 Notes, the Original 3.100% 2029 Notes, the Original 4.250% 2030 Notes, the Original 2.400% 2031 Notes, the Original 4.900% 2034 Notes, the Original 3.900% 2035 Notes, the Original 3.250% 2041 Notes, the Original 3.875% 2042 Notes, the Original 4.100% 2043 Notes, the Original 5.100% 2044 Notes, the Original 4.100% 2045 Notes, the Original 4.750% 2045 Notes, the Original 4.550% 2046 Notes, the Original 4.400% 2047 Notes, the Original 4.050% 2048 Notes, the Original 4.950% 2048 Notes, the Original 5.250% 2050 Notes and the Original 4.500% 2065 Notes are referred to herein collectively as the “Original USD Notes.” The Original 0.450% 2029 Notes, the Original 1.300% 2031 Notes and the Original 0.950% 2033 Notes are referred to herein collectively as the “Original Euro Notes.” The Original USD Notes and the Original Euro Notes are referred to herein collectively as the “Original Notes.”
The Exchange 3.400% 2028 Notes, the Exchange 4.200% 2028 Notes, the Exchange 3.100% 2029 Notes, the Exchange 4.250% 2030 Notes, the Exchange 2.400% 2031 Notes, the Exchange 4.900% 2034 Notes, the Exchange 3.900% 2035 Notes, the Exchange 3.250% 2041 Notes, the Exchange 3.875% 2042 Notes, the Exchange 4.100% 2043 Notes, the Exchange 5.100% 2044 Notes, the Exchange 4.100% 2045 Notes, the Exchange 4.750% 2045 Notes, the Exchange 4.550% 2046 Notes, the Exchange 4.400% 2047 Notes, the Exchange 4.050% 2048 Notes, the Exchange 4.950% 2048 Notes, the Exchange 5.250% 2050 Notes and the Exchange 4.500% 2065 Notes are referred to herein collectively as the “Exchange USD Notes.” The Exchange 0.450% 2029 Notes, the Exchange 1.300% 2031 Notes and the Exchange 0.950% 2033 Notes are referred to herein collectively as the “Exchange Euro Notes.” The Exchange USD Notes and the Exchange Euro Notes are referred to herein collectively as the “Exchange Notes.”
The Original USD Notes and the Exchange USD Notes are collectively referred to in this prospectus as the “USD Notes.” The Original Euro Notes and the Exchange Euro Notes are collectively referred to in this prospectus as the “Euro Notes.” The Original Notes and the Exchange Notes are collectively referred to in this prospectus as the “Notes.”

Material Terms of the Exchange Offers:
•
The Company will exchange all Original Notes that are validly tendered and not validly withdrawn for a like principal amount of Exchange Notes that are freely tradable.

•
You may withdraw tenders of Original Notes at any time prior to the expiration of the relevant Exchange Offer.

•
Each Exchange Offer will expire at 5:00 p.m., New York City time, on           , 2025 (the “expiration date”), unless extended. We do not currently intend to extend the expiration date unless required to do so by applicable law as described under “The Exchange Offers — Expiration Date; Extensions; Amendments.”

•
The Original USD Notes may only be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. The Original Euro Notes may only be tendered in an amount equal to €100,000 in principal amount or in integral multiples of €1,000 in excess thereof.

•
To exchange your Original Notes, you are required to make certain representations to us. See “The Exchange Offers — Procedures for Tendering” for more information.

•
We will not receive any proceeds from the Exchange Offers.

The Exchange Notes:
•
The terms of the Exchange Notes to be issued in the Exchange Offers are substantially identical to the terms of the corresponding series of Original Notes, except that the issuance of the Exchange Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions applicable to the Original Notes will not apply to the Exchange Notes. The Exchange Notes will represent the same debt as the Original Notes, and FedEx will issue each series of the Exchange Notes under the same indenture that governs the applicable series of Original Notes.

•
The Exchange Notes and the related subsidiary guarantees will be FedEx’s and the subsidiary guarantors’ general, unsecured senior obligations, will rank equally in right of payment with all of FedEx’s and the subsidiary guarantors’ existing and future unsubordinated indebtedness, liabilities and other obligations and will rank senior in right of payment to all of FedEx’s and the subsidiary guarantors’ future subordinated indebtedness, liabilities and other obligations. In addition, the Exchange Notes will be effectively junior to all of FedEx’s and the subsidiary guarantors’ existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to all of the existing and future indebtedness, liabilities and other obligations (including trade payables) of FedEx’s subsidiaries that are not subsidiary guarantors (other than indebtedness, liabilities and other obligations owed to FedEx or any subsidiary guarantor, if any).

•
The Exchange USD Notes will not be listed on any securities exchange or any automated dealer quotation system. FedEx will apply to list each series of the Exchange Euro Notes on the New York Stock Exchange (the “NYSE”). The listing applications will be subject to approval by the NYSE. If such listing is obtained with respect to any series, FedEx has no obligation to maintain such listing, and it may delist the Exchange Euro Notes of such series at any time. There is currently no market for the Exchange Notes.

All untendered Original Notes will continue to be subject to the restrictions on transfer set forth in the Original Notes and in the Indenture (as defined herein) governing the applicable series of Original Notes. In general, the Original Notes may not be offered or sold unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, registration under the Securities Act. Other than in connection with the Exchange Offers, FedEx does not currently anticipate that it will register the offer or sale of any series of the Original Notes under the Securities Act.
Each broker-dealer that receives Exchange Notes for its own account pursuant to an Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The letter of transmittal states that, by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. We have agreed that, for a period of up to 180 days after the expiration date, we will make this prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”
Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 19 of this prospectus and those risk factors incorporated by reference into this prospectus for a discussion of certain risks that you should consider before tendering.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is           , 2025.

i

ABOUT THIS PROSPECTUS
We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus. We take no responsibility for, and can provide no assurance as to the reliability of, any other information or representations that others may give or make to you. We are not making the Exchange Offers to, nor will we accept surrenders for exchange from, holders of outstanding Original Notes in any jurisdiction in which the applicable Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction or where it is otherwise unlawful.
References to “FedEx,” the “Company,” “we,” “our” and “us” in this prospectus are references to FedEx Corporation and its consolidated subsidiaries, unless otherwise stated or the context otherwise requires. References in this prospectus to “$” and “U.S. dollars” are to the currency of the United States. References to “€” and “euro” in this prospectus are to the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.
This prospectus incorporates business and financial information about us that is not included in or delivered with this prospectus. You can obtain the documents that are incorporated by reference into this prospectus (other than certain exhibits or schedules to those documents), without charge, by requesting them in writing or by telephone from FedEx at the following address and telephone number or the applicable Exchange Agent (as defined herein) at the address set forth on the back cover of this prospectus, or through the SEC website at www.sec.gov:
FedEx Corporation
Attention: Investor Relations
942 South Shady Grove Road
Memphis, Tennessee 38120
(901) 818-7200
ir@fedex.com
In order to ensure timely delivery of the requested documents, requests should be made no later than            , 2025, which is five business days before the date the Exchange Offers expire. See “Where You Can Find More Information” and “Incorporation of Certain Information By Reference.”
You should not assume that the information in this prospectus or any document incorporated by reference herein is accurate as of any date other than the respective dates of those documents. Our business, financial condition, results of operations and prospects may have changed since such dates. The information relating to us contained in this prospectus does not purport to be complete and should be read together with the information contained in the documents incorporated or deemed to be incorporated by reference in this prospectus.

WHERE YOU CAN FIND MORE INFORMATION
We have filed with the SEC a registration statement on Form S-4 under the Securities Act with respect to the Exchange Offers and the Exchange Notes. This prospectus, which forms part of the registration statement, does not contain all of the information contained in the registration statement and the exhibits to the registration statement, parts of which are omitted in accordance with the rules and regulations of the SEC. You should refer to the registration statement, including the exhibits, for further information about FedEx and the Exchange Offers and Exchange Notes described in this prospectus. Copies of our SEC filings, including the exhibits to the registration statement, are available through us or from the SEC through the SEC’s website.
FedEx files annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are available to the public over the Internet at the SEC’s website at sec.gov. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which this prospectus forms a part and you should not rely on any such information in making your investment decision.
Statements contained in this prospectus or in any document incorporated by reference herein as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to, or incorporated by reference in, the registration statement, each statement being qualified in all respects by such reference.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede information included or previously incorporated by reference into this prospectus from the date we file the document containing such information. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus. Except to the extent furnished and not filed with the SEC pursuant to Item 2.02 or 7.01 of Form 8-K or as otherwise permitted by the SEC rules, we incorporate by reference the documents listed below and any future filings we will make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of this initial registration statement on Form S-4 of which this prospectus forms a part.
The documents we incorporate by reference into this prospectus are:
(a)
Annual Report on Form 10-K for the year ended May 31, 2025, filed with the SEC on July 21, 2025 (the “Annual Report”);

(b)
Definitive Proxy Statement on Schedule 14A, filed with the SEC on August 18, 2025, and incorporated by reference in our Annual Report on Form 10-K for the year ended May 31, 2025; and

(c)
Current Reports on Form 8-K or Form 8-K/A (as applicable) as filed with the SEC on each of June 23, 2025, July 17, 2025, July 24, 2025, July 30, 2025 and August 12, 2025.

FedEx will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon his or her written or oral request, a copy of any or all of the documents referred to above, which have been or may be incorporated by reference into this prospectus, excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. You can request these documents by contacting FedEx in writing, by telephone or email at:
FedEx Corporation
Attention: Investor Relations
942 South Shady Grove Road
Memphis, Tennessee 38120
(901) 818-7200
ir@fedex.com
You can also access FedEx’s SEC filings through the Investor Relations section of its website at investors.fedex.com. The information on FedEx’s website, however, is not incorporated by reference in, and does not form a part of, this prospectus.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
Certain statements in this prospectus (including information included or incorporated by reference herein) are “forward-looking” statements with respect to FedEx’s financial condition, results of operations, cash flows, plans, objectives, future performance and business and the assumptions underlying such statements. Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “plans,” “estimates,” “targets,” “forecasts,” “projects,” “intends,” or similar expressions. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements because of, among other things, potential risks and uncertainties, such as:
•
economic conditions in the global markets in which FedEx operates;

•
significant changes in the volumes of shipments transported through FedEx’s networks, customer demand for FedEx’s various services, or the prices FedEx obtains for its services;

•
geopolitical developments and additional changes in and/or uncertainty regarding international trade policies and relations;

•
the price and availability of jet and vehicle fuel;

•
failure to successfully implement FedEx’s business strategy and effectively respond to changes in market dynamics and customer preferences;

•
FedEx’s ability to execute its DRIVE transformation, including Network 2.0 and the redesign of the Federal Express Corporation (“Federal Express”) international air network, in the expected time frame and at the expected cost and achieve the expected operational efficiencies and network flexibility, alignment of FedEx’s cost base with demand, cost savings and reductions to its permanent cost structure, and other benefits while managing the potential risks;

•
FedEx’s ability to successfully implement the Separation (as defined herein) of the FedEx Freight, Inc. (“FedEx Freight”) business into a new publicly traded company and achieve the anticipated benefits of such transaction;

•
the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to FedEx’s global transformation program and other ongoing reviews and initiatives;

•
FedEx’s ability to successfully implement its workforce reduction in Europe;

•
a significant data breach or other disruption to FedEx’s technology infrastructure, and its ability to mitigate the technological, operational, legal and regulatory, and reputational risks related to emerging technologies such as autonomous technology and artificial intelligence;

•
failure to remove costs related to services provided to the United States Postal Service (“USPS”) under the contract for Federal Express to provide the USPS domestic transportation services, which expired on September 29, 2024;

•
the future rate of e-commerce growth and FedEx’s ability to successfully expand its e-commerce services portfolio;

•
increased insurance and claims expenses related to vehicle accidents, workers’ compensation claims, property and cargo loss, general business liabilities, and benefits paid under employee disability programs;

•
failure to receive or collect expected insurance coverage;

•
the effect of any international conflicts or terrorist activities on the United States and global economies in general, the transportation industry, or FedEx in particular;

•
failure of third-party service providers to perform as expected, or disruptions in FedEx’s relationships with those providers or their provision of services to FedEx;

•
widespread outbreak of an illness or any other communicable disease or public health crisis;

•
damage to FedEx’s reputation or loss of brand equity;

•
the effect of intense competition on FedEx’s ability to maintain or increase its prices (including FedEx’s fuel surcharges) or to maintain or grow its revenue and market share;

•
FedEx’s ability to manage its network capacity and cost structure for capital expenditures and operating expenses, and match it to shifting and future customer volume levels;

•
FedEx’s ability to execute and effectively operate, integrate, leverage, and grow acquired businesses, and to continue to support the value it allocates to these acquired businesses;

•
noncash impairment charges related to FedEx’s goodwill and certain deferred tax assets;

•
failure to attract and retain employee talent and FedEx’s ability to meet its labor and purchased transportation needs while controlling related costs and maintain its company culture;

•
FedEx’s ability to maintain good relationships with its employees and avoid attempts by labor organizations to organize groups of FedEx’s employees, which could significantly increase its operating costs and reduce FedEx’s operational flexibility, as well as the outcome of negotiations to reach new collective bargaining agreements (including with the pilots of Federal Express);

•
the effect of costs related to lawsuits in which it is alleged that Federal Express should be treated as an employer or joint employer of drivers employed by service providers engaged by Federal Express;

•
increasing costs, the volatility of costs and funding requirements, and other legal mandates for employee benefits, especially pension and healthcare benefits;

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the effects of global climate change;

•
FedEx’s ability to achieve or demonstrate progress on its goal of carbon neutrality for its global operations by calendar 2040;

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FedEx’s ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography;

•
any effects on FedEx’s businesses resulting from evolving or new U.S. domestic or international government regulations, laws, policies, and actions, which could be unfavorable to its business, including labor (such as joint employment standards or changes to the Railway Labor Act of 1926, as amended, affecting Federal Express employees); regulatory or other actions affecting data protection; global aviation or other transportation rights; increased air cargo, pilot flight and duty time, and other security or safety requirements; import and export controls; the use of new technology and accounting; trade (such as protectionist measures, tariffs, or restrictions on free trade); foreign exchange intervention in response to currency volatility; environmental (such as global climate change legislation); or postal rules;

•
adverse changes in tax laws, regulations, and interpretations or challenges to FedEx’s tax positions;

•
increasing costs related to changing and heightened regulations and enforcement related to data protection;

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the increasing costs of compliance with federal, state, and foreign governmental agency mandates (including the Foreign Corrupt Practices Act and the U.K. Bribery Act) and defending against inappropriate or unjustified enforcement or other actions by such agencies;

•
changes in foreign currency exchange rates, especially in the euro, Chinese yuan, British pound, Canadian dollar, Australian dollar, Mexican peso, Hong Kong dollar, and Japanese yen, which can affect FedEx’s sales levels and foreign currency sales prices;

•
loss or delay in the collection of accounts receivable;

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any liability resulting from and the costs of defending against class-action, derivative, and other litigation, such as wage-and-hour, joint employment, securities, vehicle accident, and discrimination and retaliation claims, claims related to our reporting and disclosure of environmental and sustainability topics, and any other legal or governmental proceedings;

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adverse rulings on appeals and in other future judicial decisions, subsequent adverse jury findings, and changes in judicial precedent;

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the sufficiency of insurance coverage FedEx purchases;

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the effect of technology developments (including artificial intelligence and machine learning) on FedEx’s operations and on demand for its services, and FedEx’s ability to continue to identify and eliminate unnecessary information-technology redundancy and complexity throughout the organization;

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disruptions in global supply chains, which can limit the access of FedEx and its service providers to vehicles and other key capital resources and increase FedEx’s costs;

•
difficulties experienced by the companies with which FedEx contracts to fly smaller regional “feeder” aircraft in attracting and retaining pilots, which could cause a reduction of service offered to certain locations, service disruptions, increased costs of operations, and other difficulties;

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governmental underinvestment in transportation infrastructure, which could increase FedEx’s costs and adversely affect its service levels due to traffic congestion, prolonged closure of key thoroughfares, or sub-optimal routing of its vehicles and aircraft;

•
successful completion of FedEx’s planned stock repurchases;

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constraints, volatility, or disruption in the capital markets, FedEx’s ability to maintain its current credit ratings, commercial paper ratings, and senior unsecured debt and pass-through certificate credit ratings, and FedEx’s ability to meet credit agreement financial covenants; and

•
other risks and uncertainties you can find in FedEx’s press releases and SEC filings, including the risk factors identified under Part I, Item IA. “Risk Factors” in FedEx’s Annual Report, as updated by FedEx’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

As a result of these and other factors, no assurance can be given as to FedEx’s future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this prospectus. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.
Please carefully review and consider the various disclosures made in this prospectus (including information incorporated by reference herein) that advise interested parties of the risks and other factors that may affect FedEx’s business, prospects and results of operations.

PROSPECTUS SUMMARY
This summary provides a brief overview of certain information appearing elsewhere in this prospectus, the accompanying letter of transmittal and the documents incorporated by reference herein, which are described under “Where You Can Find More Information” and “Incorporation of Certain Information by Reference.” Because it is abbreviated, this summary does not contain all of the information that may be important to you in understanding the Exchange Offers and the terms of the Exchange Notes. We encourage you to read the entire prospectus, the accompanying letter of transmittal and the documents incorporated by reference herein carefully, including the “Risk Factors” section and our consolidated financial statements and the notes to those financial statements, before participating in the Exchange Offers.
FedEx Corporation
FedEx provides a broad portfolio of transportation, e-commerce, and business services, offering integrated business solutions utilizing our flexible, efficient and intelligent global network. FedEx’s primary operating companies are Federal Express, the world’s largest express transportation company and a leading North American provider of small-package ground delivery services, and FedEx Freight, a leading North American provider of less-than-truckload (“LTL”) freight transportation services.
In connection with FedEx’s one FedEx consolidation plan, on June 1, 2024, FedEx Ground Package System, Inc. and FedEx Corporate Services, Inc. were merged into Federal Express, becoming a single company operating a unified, fully integrated air-ground express network under the respected FedEx brand. FedEx Freight continues to provide LTL freight transportation services as a separate subsidiary. Beginning in the first quarter of 2025, Federal Express and FedEx Freight represent FedEx’s major service lines and constitute our reportable segments. Additionally, the results of FedEx Custom Critical, Inc. are now included in the FedEx Freight segment instead of the Federal Express segment.
Federal Express.   Federal Express pioneered express transportation and remains the industry’s global leader, providing rapid, reliable, time-definite delivery to more than 220 countries and territories, connecting markets that comprise more than 99% of the world’s gross domestic product. Unmatched air route authorities and transportation infrastructure, combined with leading-edge information technologies, make Federal Express the world’s largest express transportation company. The company also provides low-cost, day — certain commercial service to any business address in the U.S. and Canada, as well as residential delivery to 100% of U.S. residences through its FedEx Home Delivery and Ground Economy services.
FedEx Freight.   FedEx Freight is a leading North American provider of LTL freight services across all lengths of haul to businesses and residences. Within the contiguous U.S., the company offers FedEx Freight Priority, when speed is critical to meet a customer’s supply chain needs; FedEx Freight Economy, when a customer can trade time for cost savings; and FedEx Freight Direct, a service to meet the needs of the growing e-commerce market for delivery of heavy, bulky products to or through the door for residences and businesses. FedEx Freight also offers Retail Flex for delivery to large retailers with benefits that go beyond standard LTL services. In addition to North America, FedEx Freight offers service to, from and within Puerto Rico and to the U.S. Virgin Islands.
Separation of FedEx Freight
On December 19, 2024, FedEx announced that the Board of Directors concluded that assessment and decided to pursue a full separation of FedEx Freight through the capital markets, creating a new publicly traded company. The transaction, which would be implemented through the spin-off of shares of the new company to FedEx stockholders, is expected to be completed by June 2026. As used in this prospectus, “Separation” means any sale, exchange, transfer, distribution, or other disposition of assets and/or capital stock of one or more subsidiaries of FedEx resulting in the separation of the Company’s FedEx Freight business through the capital markets to create a new publicly traded company.
The Separation will allow for more customized operational execution along with more tailored investment and capital allocation strategies to serve the unique and evolving needs of both the global parcel and the LTL markets. FedEx and FedEx Freight will also maintain the strategic advantages of cooperation on key commercial, operational and technology initiatives. FedEx believes that customers of both businesses will continue to enjoy the same superior service, speed and coverage they have come to expect from FedEx. The capital structure and financial policy of FedEx and FedEx Freight are important components of the Separation. To that end, FedEx does not intend to increase the leverage of FedEx in connection with the Separation.
The Separation is not conditioned upon the completion of the Exchange Offers and the Exchange Offers are not conditioned upon the completion of the Separation.
Our Corporate Information
The mailing address of our principal executive offices is 942 South Shady Grove Road, Memphis, Tennessee 38120. Our main telephone number is (901) 818-7500.
The address of our website is www.fedex.com. The information on our website is not incorporated by reference in, and does not form a part of, this prospectus.

Summary of the Terms of the Exchange Offers
Background
On February 26, 2025, we completed our offers to exchange (the “prior exchange offers”) any and all outstanding notes of certain series (collectively, the “Old Notes”) previously issued by FedEx by issuing the Original Notes in a private offering.
We are offering to issue the Exchange Notes to satisfy our obligations under the Registration Rights Agreement, dated February 26, 2025 (the “Registration Rights Agreement”), that we entered into with the dealer manager for the prior exchange offers. See “The Exchange Offers — Purpose of the Exchange Offers; Registration Rights.”
The Exchange Offers
FedEx is offering to exchange:
•
the Original 3.400% 2028 Notes (Regulation S CUSIP No. U31520 AG1 and ISIN USU31520AG19 and Rule 144A CUSIP No. 31428X CF1 and ISIN US31428XCF15) for a like principal amount of the Exchange 3.400% 2028 Notes (CUSIP No. 31428X DD5 and ISIN US31428XDD57), the offer of which has been registered under the Securities Act;

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the Original 4.200% 2028 Notes (Regulation S CUSIP No. U31520 AH9 and ISIN USU31520AH91 and Rule 144A CUSIP No. 31428X CG9 and ISIN US31428XCG97) for a like principal amount of the Exchange 4.200% 2028 Notes (CUSIP No. 31428X DE3 and ISIN US31428XDE31), the offer of which has been registered under the Securities Act;

•
the Original 3.100% 2029 Notes (Regulation S CUSIP No. U31520 AJ5 and ISIN USU31520AJ57 and Rule 144A CUSIP No. 31428X CH7 and ISIN US31428XCH70) for a like principal amount of the Exchange 3.100% 2029 Notes (CUSIP No. 31428X DF0 and ISIN US31428XDF06), the offer of which has been registered under the Securities Act;

•
the Original 4.250% 2030 Notes (Regulation S CUSIP No. U31520 AK2 and ISIN USU31520AK21 and Rule 144A CUSIP No. 31428X CJ3 and ISIN US31428XCJ37) for a like principal amount of the Exchange 4.250% 2030 Notes (CUSIP No. 31428X DG8 and ISIN US31428XDG88), the offer of which has been registered under the Securities Act;

•
the Original 2.400% 2031 Notes (Regulation S CUSIP No. U31520 AL0 and ISIN USU31520AL04 and Rule 144A CUSIP No. 31428X CK0 and ISIN US31428XCK00) for a like principal amount of the Exchange 2.400% 2031 Notes (CUSIP No. 31428X DH6 and ISIN US31428XDH61), the offer of which has been registered under the Securities Act;

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the Original 4.900% 2034 Notes (Regulation S CUSIP No. U31520 AM8 and ISIN USU31520AM86 and Rule 144A CUSIP No. 31428X CL8 and ISIN US31428XCL82) for a like principal amount of the Exchange 4.900% 2034 Notes (CUSIP No. 31428X DJ2 and ISIN US31428XDJ28), the offer of which has been registered under the Securities Act;

•
the Original 3.900% 2035 Notes (Regulation S CUSIP No. U31520 AN6 and ISIN USU31520AN69 and Rule 144A CUSIP No. 31428X CM6 and ISIN US31428XCM65) for a like principal amount of the Exchange 3.900% 2035 Notes (CUSIP No. 31428X DK9 and ISIN US31428XDK90), the offer of which has been registered under the Securities Act;
•
the Original 3.250% 2041 Notes (Regulation S CUSIP No. U31520 AP1 and ISIN USU31520AP18 and Rule 144A CUSIP No. 31428X CN4 and ISIN US31428XCN49) for a like principal amount of the Exchange 3.250% 2041 Notes (CUSIP No. 31428X DL7 and ISIN US31428XDL73), the offer of which has been registered under the Securities Act;

•
the Original 3.875% 2042 Notes (Regulation S CUSIP No. U31520 AQ9 and ISIN USU31520AQ90 and Rule 144A CUSIP No. 31428X CP9 and ISIN US31428XCP96) for a like principal amount of the Exchange 3.875% 2042 Notes (CUSIP No. 31428X DM5 and ISIN US31428XDM56), the offer of which has been registered under the Securities Act;

•
the Original 4.100% 2043 Notes (Regulation S CUSIP No. U31520 AR7 and ISIN USU31520AR73 and Rule 144A CUSIP No. 31428X CQ7 and ISIN US31428XCQ79) for a like principal amount of the Exchange 4.100% 2043 Notes (CUSIP No. 31428X DN3 and ISIN US31428XDN30), the offer of which has been registered under the Securities Act;

•
the Original 5.100% 2044 Notes (Regulation S CUSIP No. U31520 AS5 and ISIN USU31520AS56 and Rule 144A CUSIP No. 31428X CR5 and ISIN US31428XCR52) for a like principal amount of the Exchange 5.100% 2044 Notes (CUSIP No. 31428X DP8 and ISIN US31428XDP87), the offer of which has been registered under the Securities Act;

•
the Original 4.100% 2045 Notes (Regulation S CUSIP No. U31520 AT3 and ISIN USU31520AT30 and Rule 144A CUSIP No. 31428X CS3 and ISIN US31428XCS36) for a like principal amount of the Exchange 4.100% 2045 Notes (CUSIP No. 31428X DQ6 and ISIN US31428XDQ60), the offer of which has been registered under the Securities Act;

•
the Original 4.750% 2045 Notes (Regulation S CUSIP No. U31520 AU0 and ISIN USU31520AU03 and Rule 144A CUSIP No. 31428X CT1 and ISIN US31428XCT19) for a like principal amount of the Exchange 4.750% 2045 Notes (CUSIP No. 31428X DR4 and ISIN US31428XDR44), the offer of which has been registered under the Securities Act;

•
the Original 4.550% 2046 Notes (Regulation S CUSIP No. U31520 AV8 and ISIN USU31520AV85 and Rule 144A CUSIP No. 31428X CU8 and ISIN US31428XCU81) for a like principal amount of the Exchange 4.550% 2046 Notes (CUSIP No. 31428X DS2 and ISIN US31428XDS27), the offer of which has been registered under the Securities Act;

•
the Original 4.400% 2047 Notes (Regulation S CUSIP No. U31520 AW6 and ISIN USU31520AW68 and Rule 144A CUSIP No. 31428X CV6 and ISIN US31428XCV64) for a like principal amount of the Exchange 4.400% 2047 Notes (CUSIP No. 31428X DT0 and ISIN US31428XDT00), the offer of which has been registered under the Securities Act;

•
the Original 4.050% 2048 Notes (Regulation S CUSIP No. U31520 AX4 and ISIN USU31520AX42 and Rule 144A CUSIP No. 31428X CW4 and ISIN US31428XCW48) for a like principal amount of the Exchange 4.050% 2048 Notes (CUSIP No. 31428X DU7 and ISIN US31428XDU72), the offer of which has been registered under the Securities Act;

•
the Original 4.950% 2048 Notes (Regulation S CUSIP No. U31520 AY2 and ISIN USU31520AY25 and Rule 144A CUSIP No. 31428X CX2 and ISIN US31428XCX21) for a like principal amount of the Exchange 4.950% 2048 Notes (CUSIP No. 31428X DV5 and ISIN US31428XDV55), the offer of which has been registered under the Securities Act;

•
the Original 5.250% 2050 Notes (Regulation S CUSIP No. U31520 AZ9 and ISIN USU31520AZ99 and Rule 144A CUSIP No. 31428X CY0 and ISIN US31428XCY04) for a like principal amount of the Exchange 5.250% 2050 Notes (CUSIP No. 31428X DW3 and ISIN US31428XDW39), the offer of which has been registered under the Securities Act;

•
the Original 4.500% 2065 Notes (Regulation S CUSIP No. U31520 BA3 and ISIN USU31520BA30 and Rule 144A CUSIP No. 31428X CZ7 and ISIN US31428XCZ78) for a like principal amount of the Exchange 4.500% 2065 Notes (CUSIP No. 31428X DX1 and ISIN US31428XDX12), the offer of which has been registered under the Securities Act;

•
the Original 0.450% 2029 Notes (Regulation S Common Code No. 299239489 and ISIN XS2992394895 and Rule 144A Common Code No. 299239144 and ISIN XS2992391446) for a like principal amount of the Exchange 0.450% 2029 Notes (CUSIP No. 31428X DY9, Common Code No. 314227484 and ISIN XS3142274847), the offer of which has been registered under the Securities Act;

•
the Original 1.300% 2031 Notes (Regulation S Common Code No. 299239578 and ISIN XS2992395785 and Rule 144A CUSIP No. 299239632 and ISIN XS2992396320) for a like principal amount of the Exchange 1.300% 2031 Notes (CUSIP No. 3142X DZ9, Common Code No. 314229517 and ISIN XS3142295172), the offer of which has been registered under the Securities Act; and

•
the Original 0.950% 2033 Notes (Regulation S Common Code No. 299239659 and ISIN XS2992396593 and Rule 144A Common Code No. 299239667 and ISIN XS2992396676) for a like principal amount of the Exchange 0.950% 2033 Notes (CUSIP No. 3142X EA0, Common Code No. 314229568 and ISIN XS3142295685), the offer of which has been registered under the Securities Act.

The Original USD Notes may only be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. The Original Euro Notes may only be tendered in an amount equal to €100,000 in principal amount or in integral multiples of €1,000 in excess thereof. See “The Exchange Offers — Terms of the Exchange Offers.”

In order to exchange an Original Note, you must follow the required procedures, and FedEx must accept the Original Note for exchange. Unless one or more Exchange Offers are terminated, FedEx will exchange all Original Notes validly tendered and not validly withdrawn prior to the expiration date. See “The Exchange Offers.”
Resale of Exchange Notes
Based on interpretations of the SEC staff, as described in previous no-action letters issued to third parties, we believe that the Exchange Notes you receive pursuant to the Exchange Offers in exchange for the Original Notes may be offered for resale, resold and otherwise transferred without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that:
•
you are acquiring the Exchange Notes issued in the Exchange Offers in the ordinary course of your business;

•
you have not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes you will receive in the Exchange Offers; and

•
you are not an “affiliate” of FedEx, as defined in Rule 405 of the Securities Act.

By tendering your Original Notes as described in “The Exchange Offers — Procedures for Tendering,” you will be making representations to this effect. If you fail to satisfy any of these conditions, you cannot rely on the position of the SEC set forth in the no-action letters referred to above and you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale of the Exchange Notes.
We base our belief on interpretations by the SEC staff in no-action letters issued to other issuers in Exchange Offers like ours. We cannot guarantee that the SEC would make a similar decision about our Exchange Offers. If our belief is wrong, you could incur liability under the Securities Act. We will not protect you against any loss incurred as a result of this liability under the Securities Act.
Each broker-dealer that receives Exchange Notes for its own account in exchange for Original Notes, where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes. See “Plan of Distribution.”
Consequences if You Do Not Exchange Your Original
Notes
Original Notes that are not tendered in the Exchange Offers or are not accepted for exchange will remain outstanding and continue to accrue interest, but will be subject to transfer restrictions. You will not be able to offer or sell such Original Notes unless you are able to rely on an exemption from the requirements of the Securities Act or the offer or sale of Original Notes is registered under the Securities Act.
After the Exchange Offers are completed, FedEx will no longer have an obligation to register the offer or sale of Original Notes,

except as provided under the Registration Rights Agreement. To the extent that Original Notes are tendered and accepted in the Exchange Offers, the market for any remaining Original Notes will be adversely affected. See “Risk Factors — Risks Relating to the Exchange Offers — If you fail to exchange your Original Notes, they will continue to be restricted securities and may become less liquid.”
Expiration Date
Each Exchange Offer expires at 5:00 p.m., New York City time, on          , 2025, subject to our right to extend the expiration date for any Exchange Offer. See “The Exchange Offers — Expiration Date; Extensions; Amendments.”
Issuance of Exchange Notes
FedEx will issue Exchange Notes in exchange for Original Notes tendered and accepted in the Exchange Offers promptly following the applicable expiration date (unless amended as described in this prospectus). See “The Exchange Offers — Terms of the Exchange Offers.”
Conditions to the Exchange
Offers
The Exchange Offers are subject to certain customary conditions, which we may amend or waive. The Exchange Offers are not conditioned upon any minimum principal amount of outstanding Original Notes being tendered. See “The Exchange Offers — Conditions to the Exchange Offers.”
Special Procedures for Beneficial Holders
If you beneficially own Original Notes which are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender in the Exchange Offers, you should contact the registered holder promptly and instruct such person to tender on your behalf. See “The Exchange Offers — Procedures for Tendering.”
Withdrawal Rights
You may withdraw your tender of Original Notes at any time before the expiration date for the applicable Exchange Offer. See “The Exchange Offers — Withdrawal of Tenders.”
Accounting Treatment
We will not recognize any gain or loss for accounting related to the Exchange Offers. We will record the expenses of the Exchange Offers as incurred. See “The Exchange Offers — Accounting Treatment.”
Use of Proceeds
We will not receive any cash proceeds from the issuance of Exchange Notes in connection with the Exchange Offers.
USD Exchange Agent
U.S. Bank Trust Company, National Association (“US Bank”) is serving as exchange agent (the “USD Exchange Agent”) in connection with the Exchange Offers for the Original USD Notes. The address and telephone number of the USD Exchange Agent are set forth under “The Exchange Offers — Exchange Agents.”
Euro Exchange Agent
U.S. Bank Europe DAC, U.K. Branch (“US Bank Europe”) is serving as exchange agent (the “Euro Exchange Agent” and, together with the USD Exchange Agent, the “Exchange Agents” and each an “Exchange Agent”) in connection with the Exchange Offers for the Original Euro Notes. The address and telephone number of the Euro Exchange Agent are set forth under “The Exchange Offers — Exchange Agents.”

Summary of the Terms of the Exchange Notes
The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes. Other than the restrictions on transfer, registration rights and additional interest provisions, the Exchange Notes will have the same financial terms and covenants as the Original Notes.
Issuer
FedEx Corporation, a Delaware corporation.
Subsidiary Guarantors
The subsidiary guarantors will fully and unconditionally guarantee payment of principal of and premium, if any, and interest on the Exchange Notes. In the case of the Exchange Euro Notes, the subsidiary guarantors will also fully and unconditionally guarantee payment of additional amounts, if any, on the Exchange Notes.
The guarantees will rank equally in right of payment with all other existing and future unsubordinated obligations of the subsidiary guarantors.
The guarantee by FedEx Freight will be released at the time it ceases to be a subsidiary of FedEx in connection with the Separation.
Securities Offered
Up to $10,724,846,000 aggregate principal amount of Exchange USD Notes and €939,697,000 aggregate principal amount of Exchange Euro Notes, consisting of up to:
•
$340,494,000 aggregate principal amount of 3.400% Notes due 2028;

•
$237,285,000 aggregate principal amount of 4.200% Notes due 2028;

•
$628,053,000 aggregate principal amount of 3.100% Notes due 2029;

•
$406,103,000 aggregate principal amount of 4.250% Notes due 2030;

•
$642,185,000 aggregate principal amount of 2.400% Notes due 2031;

•
$351,518,000 aggregate principal amount of 4.900% Notes due 2034;

•
$391,912,000 aggregate principal amount of 3.900% Notes due 2035;

•
$619,635,000 aggregate principal amount of 3.250% Notes due 2041;

•
$444,611,000 aggregate principal amount of 3.875% Notes due 2042;

•
$391,769,000 aggregate principal amount of 4.100% Notes due 2043;

•
$541,689,000 aggregate principal amount of 5.100% Notes due 2044;

•
$503,830,000 aggregate principal amount of 4.100% Notes due 2045;

•
$913,438,000 aggregate principal amount of 4.750% Notes due 2045;

•
$1,007,069,000 aggregate principal amount of 4.550% Notes due 2046;

•
$604,653,000 aggregate principal amount of 4.400% Notes due 2047;

•
$743,435,000 aggregate principal amount of 4.050% Notes due 2048;

•
$696,469,000 aggregate principal amount of 4.950% Notes due 2048;

•
$1,047,658,000 aggregate principal amount of 5.250% Notes due 2050;

•
$213,040,000 aggregate principal amount of 4.500% Notes due 2065;

•
€391,747,000 aggregate principal amount of 0.450% Notes due 2029;

•
€145,122,000 aggregate principal amount of 1.300% Notes due 2031; and

•
€402,828,000 aggregate principal amount of 0.950% Notes due 2033.

Interest Rates; Interest Payment Dates; Maturity Dates
Each series of Exchange Notes will have the same interest rate, interest payment dates and maturity date as the corresponding series of Original Notes for which such new series of Exchange Notes is being offered in exchange. With respect to each series of Exchange Notes, interest will accrue on such Exchange Notes from the most recent date on which interest on the corresponding Original Notes has been paid or, if no interest has been paid, from the most recent date on which interest on the corresponding Old Notes has been paid. Holders of Exchange Notes will not receive any payment in respect of accrued interest on Original Notes otherwise payable on any interest payment date, the record date for which occurs on or prior to the consummation of the applicable Exchange Offer.
Interest Rates and Maturity Dates	Interest Payment Dates
3.400% Notes due February 15, 2028	February 15 and August 15
4.200% Notes due October 17, 2028	April 17 and October 17
3.100% Notes due August 5, 2029	February 5 and August 5
4.250% Notes due May 15, 2030	May 15 and November 15
2.400% Notes due May 15, 2031	May 15 and November 15
4.900% Notes due January 15, 2034	January 15 and July 15
3.900% Notes due February 1, 2035	February 1 and August 1
3.250% Notes due May 15, 2041	May 15 and November 15
3.875% Notes due August 1, 2042	February 1 and August 1
4.100% Notes due April 15, 2043	April 15 and October 15
5.100% Notes due January 15, 2044	January 15 and July 15

Interest Rates and Maturity Dates	Interest Payment Dates
4.100% Notes due February 1, 2045	February 1 and August 1
4.750% Notes due November 15, 2045	May 15 and November 15
4.550% Notes due April 1, 2046	April 1 and October 1
4.400% Notes due January 15, 2047	January 15 and July 15
4.050% Notes due February 15, 2048	February 15 and August 15
4.950% Notes due October 17, 2048	April 17 and October 17
5.250% Notes due May 15, 2050	May 15 and November 15
4.500% Note due February 1, 2065	February 1 and August 1
0.450% Notes due May 4, 2029	May 4
1.300% Notes due August 5, 2031	August 5
0.950% Notes due May 4, 2033	May 4
Optional Redemption
Each new series of Exchange Notes will have the same optional redemption terms as the corresponding series of Original Notes for which such new series of Exchange Notes is being offered in exchange.
For additional information, see “Description of Notes — Description of the Exchange USD Notes — Optional Redemption of the Exchange USD Notes” and “Description of Notes — Description of the Exchange Euro Notes — Optional Redemption of the Exchange Euro Notes.”
Redemption of Exchange Euro Notes for Tax Reasons
FedEx may redeem each series of Exchange Euro Notes at its option in whole, but not in part at any time, if certain events occur involving changes in U.S. tax law, at the applicable redemption prices described under “Description of Notes — Description of the Exchange Euro Notes — Redemption for Tax Reasons.”
Redemption of Certain Exchange Euro Notes for Reason of Minimal Outstanding
Amount
In the event that FedEx has purchased Euro Notes of a series (other than the 1.300% Notes due 2031) equal to or greater than 80% of the aggregate principal amount of Euro Notes of such series initially issued, FedEx may redeem, in whole, but not in part, the remaining Euro Notes of such series at a redemption price equal to 100% of the principal amount of the Euro Notes to be redeemed, together with accrued and unpaid interest on those Euro Notes to, but not including, the date fixed for redemption.
Change of Control Repurchase Event
If a Change of Control Repurchase Event (as defined herein) occurs with respect to a series of Exchange Notes, except to the extent FedEx has exercised its right to redeem such Exchange Notes, FedEx will be required to offer each holder of the Exchange Notes of such series to repurchase all or any part of that holder’s Exchange Notes at a repurchase price in cash equal to 101% of the principal amount of such Exchange Notes repurchased plus any accrued and unpaid interest on such notes repurchased to, but not including, the repurchase date. See “Description of Notes — Description of the Exchange USD Notes — Change of Control Repurchase Event”

and “Description of Notes — Description of the Exchange Euro Notes — Change of Control Repurchase Event.”
Priority
The Exchange Notes and the related subsidiary guarantees will be FedEx’s and the subsidiary guarantors’ general, unsecured senior obligations, and will:
•
rank equally in right of payment with all of FedEx’s and the subsidiary guarantors’ existing and future unsubordinated indebtedness, liabilities and other obligations;

•
rank senior in right of payment to all of FedEx’s and the subsidiary guarantors’ future subordinated indebtedness, liabilities and other obligations;

•
be effectively junior to all of FedEx’s and the subsidiary guarantors’ existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness; and

•
be structurally subordinated to all of the existing and future indebtedness, liabilities and other obligations (including trade payables) of FedEx’s subsidiaries that are not subsidiary guarantors (other than indebtedness, liabilities and other obligations owed to FedEx or any subsidiary guarantor, if any). See “Description of Notes — Priority.”

If the guarantee by FedEx Freight is released with respect to a series of Original Notes or Exchange Notes in connection with the Separation, such series of Original Notes or Exchange Notes will be structurally subordinated to any outstanding amounts of the 1.300% Old Notes (as defined herein), with respect to such noteholders’ claims against FedEx Freight under its guarantee of the 1.300% Old Notes.
Currency of Payment of Exchange Euro Notes
All payments of interest on and the principal of the Exchange Euro Notes and any redemption or repurchase price for, or additional amounts as described under “Description of the Exchange Notes — Description of the Exchange Euro Notes — Payment of Additional Amounts,” if any, with respect to, the Exchange Euro Notes will be made in euro. If FedEx is unable to obtain euro in amounts sufficient to make a required payment under the Exchange Euro Notes due to the imposition of exchange controls or other circumstances beyond its control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then Member States of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments will be made in U.S. dollars until the euro is again available to us or so used.
Additional Amounts of Exchange Euro Notes
FedEx will, subject to certain exceptions and limitations, pay as additional interest on the Exchange Euro Notes such additional amounts as are necessary in order that the net payment of principal of and interest on the Exchange Euro Notes to a holder that is not a United States person (as defined herein), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Exchange Euro Notes to be then due and payable had no such withholding or deduction been made.
See “Description of Notes — Description of the Exchange Euro Notes — Payment of Additional Amounts.”
Additional Notes
FedEx may “re-open” any series of Exchange Notes and issue an unlimited principal amount of additional Notes of that series in the future without the consent of the holders.
Form and Minimum Denominations
The Exchange Notes will be issued only in registered, book-entry form. There will be one or more global notes (each, a “Global Note”) deposited with a common depositary for the Depository Trust Company (“DTC”) for the Exchange USD Notes and with either Euroclear Bank SA/NV, as operator of the Euroclear System (“Euroclear”), or Clearstream Banking S.A. (“Clearstream”) for the Exchange Euro Notes.
The Exchange USD Notes will only be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Euro Notes will only be issued in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.
Risk Factors
You should carefully consider the information set forth herein under “Risk Factors” and the other information in this prospectus and the documents incorporated herein by reference in deciding whether to participate in the Exchange Offers and for certain risks related to the Exchange Notes.
No Public Market; Liquidity
The Exchange Notes are new securities and there are currently no established trading markets for any series of the Exchange Notes. FedEx does not intend to apply for listing of the Exchange USD Notes on any securities exchange or for inclusion of the Exchange USD Notes in any automated quotation system. However, following the completion of the Exchange Offers, FedEx will apply to list each series of the Exchange Euro Notes on the NYSE. Each listing application will be subject to approval by the NYSE. If such listing is obtained, FedEx has no obligation to maintain such listing, and it may delist any series of the Exchange Euro Notes at any time.
There can be no assurance as to the aggregate principal amount of any series of Exchange Notes issued on the settlement date, and a liquid trading market may not exist on the settlement date or develop thereafter for some or all of the series of Exchange Notes.
Trustee of the Exchange Notes
U.S. Bank Trust Company, National Association.
Paying Agent, Registrar and Transfer Agent of the Exchange USD Notes
U.S. Bank Trust Company, National Association.
London Paying Agent of the Exchange Euro Notes
U.S. Bank Europe DAC, U.K. Branch.
Registrar and Transfer Agent of the Exchange Euro Notes
U.S. Bank Trust Company, National Association.
Governing Law
The State of New York.

RISK FACTORS
In addition to the other information set forth and incorporated by reference in this prospectus, you should consider carefully (i) the factors identified in the “Risk Factors” sections of our Annual Report and (ii) the factors set forth below related to the Exchange Offers.
Risks Relating to the Exchange Offers
If you fail to exchange your Original Notes, they will continue to be restricted securities and may become less liquid.
Original Notes that you do not tender or that we do not accept will, following the Exchange Offers, continue to be restricted securities, and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
Because we anticipate that most holders of Original Notes will elect to exchange their Original Notes, we expect that the liquidity of the market for any Original Notes remaining after the completion of the Exchange Offers will be substantially limited. Any Original Notes tendered and exchanged in the Exchange Offers will reduce the aggregate principal amount of the Original Notes of the applicable series outstanding. Following the Exchange Offers, if you do not tender your Original Notes, you generally will not have any further registration rights, and your Original Notes will continue to be subject to certain transfer restrictions. Accordingly, the liquidity of the market for the Original Notes could be adversely affected.
You must comply with the Exchange Offer procedures in order to receive freely tradable Exchange Notes.
Delivery of Exchange Notes in exchange for Original Notes tendered and accepted for exchange pursuant to the Exchange Offers will be made only if such tenders comply with the Exchange Offer procedures described herein. We are not required to notify you of defects or irregularities in tenders of Original Notes for exchange.
The Exchange Offers may not be completed.
The Exchange Offers are subject to the satisfaction of certain conditions. See “The Exchange Offers — Conditions to the Exchange Offers.” Even if the Exchange Offers are completed, they may not be completed on the schedule described in this prospectus. Accordingly, holders participating in the Exchange Offers may have to wait longer than expected to receive their Exchange Notes, during which time such holders will not be able to effect transfers of their Original Notes tendered in the Exchange Offers.
Until we announce whether we have accepted valid tenders of Original Notes for exchange pursuant to the Exchange Offers, no assurance can be given that the Exchange Offers will be completed. In addition, subject to applicable law and as provided in this prospectus, we may, in our sole discretion, extend, re-open, amend, waive any condition of or terminate the Exchange Offers at any time before our announcement of whether we will accept valid tenders of Original Notes for exchange pursuant to the Exchange Offers, which we expect to make as soon as reasonably practicable after the expiration date.
If you are a broker-dealer, your ability to transfer the Exchange Notes may be restricted.
A broker-dealer that acquired the Original Notes for its own account as a result of market-making activities or other trading activities must comply with the prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. Our obligation to make this prospectus available to broker-dealers is limited. Consequently, we cannot guarantee that a proper prospectus will be available to broker-dealers wishing to resell their Exchange Notes.

Risks Relating to the Notes
We depend upon our subsidiaries to service our debt.
We are a holding company and derive all of our operating income from our subsidiaries. Our only source of cash to pay principal of and premium, if any, and interest on the Notes (and additional amounts, if any, on the Euro Notes) is from dividends and other payments from our subsidiaries. Our subsidiaries’ ability to make such payments may be restricted by, among other things, applicable state and foreign corporate laws and other laws and regulations. In addition, our right and the rights of our creditors, including holders of the Notes, to participate in the assets of any non-guarantor subsidiary upon its liquidation or reorganization would be subject to the prior claims of such non-guarantor subsidiary’s creditors, except to the extent that we or a subsidiary guarantor may ourselves be a creditor with recognized claims against such non-guarantor subsidiary. The Original Notes are guaranteed, and the Exchange Notes will be guaranteed, only by certain subsidiary guarantors. See “Description of Notes — General.” If our subsidiaries do not provide us with enough cash to make payments on the notes when due, you may have to proceed directly against the subsidiary guarantors.
The guarantees may be limited in duration.
If we sell, transfer or otherwise dispose of all of the capital stock or all or substantially all of the assets of a subsidiary guarantor to any person that is not an affiliate of FedEx, the guarantee by that subsidiary will terminate and holders of the Notes will no longer have a claim against such subsidiary under the guarantee. In addition, the guarantee by FedEx Freight will be released at the time it ceases to be a subsidiary of FedEx in connection with the Separation.
The guarantees may be challenged as fraudulent conveyances.
Federal, state and foreign bankruptcy, fraudulent conveyance, fraudulent transfer or similar laws could limit the enforceability of a guarantee. For example, creditors of a subsidiary guarantor could claim that, since the guarantees were incurred for the benefit of FedEx (and only indirectly for the benefit of a subsidiary guarantor), the obligation of a subsidiary guarantor was incurred for less than reasonably equivalent value or fair consideration. If any of the subsidiary guarantors is deemed to have received less than reasonably equivalent value or fair consideration for its guarantee and, at the time it gave the guarantee, that subsidiary guarantor:
•
was insolvent or rendered insolvent by giving its guarantee;

•
was engaged in a business or transaction for which its remaining assets constituted unreasonably small capital; or

•
intended to incur debts beyond its ability to pay such debts as they mature,

then the obligations of such subsidiary guarantor under its guarantee could be voided. If a court voided a guarantee as a result of a fraudulent transfer or conveyance, then the holders of Notes would cease to have a claim against the subsidiary guarantor. In this regard, in an attempt to limit the applicability of fraudulent transfer or conveyance laws, the Indentures that govern the Original Notes and that will govern the Exchange Notes limit the amount of each guarantee to the amount that will result in it not constituting a fraudulent transfer or conveyance. However, FedEx cannot assure investors as to what standard a court would apply in making a determination regarding whether reasonably equivalent value or fair consideration was received or as to what would be the maximum liability of each subsidiary guarantor or whether this limitation would be effective in protecting a guarantee from being voided under fraudulent transfer or conveyance laws.
An increase in interest rates could result in a decrease in the market values of the Notes.
In general, as market interest rates rise, notes bearing interest at a fixed rate decline in value because the premium over market interest rates, if any, will decline. Consequently, if you invest in the Notes and market interest rates increase, the market values of your Notes may decline. We cannot predict the future level of market interest rates.

Changes in our credit ratings may adversely affect the values of the Notes.
We expect that each series of the Exchange Notes will be rated by one or more nationally recognized statistical rating organizations. A rating is not a recommendation to purchase, hold or sell the Notes, since a rating does not predict the market price of a particular security or its suitability for a particular investor. Any ratings assigned to the Notes could be lowered, suspended or withdrawn entirely by the rating agencies if, in a rating agency’s judgment, circumstances warrant. Actual or anticipated changes or downgrades in our credit ratings, including any announcement that our ratings are under further review for a downgrade, could affect the market values of the Notes.
The Indentures that govern the Original Notes and that will govern the Exchange Notes do not restrict the amount of additional debt that we may incur.
The Indentures under which FedEx will issue the Exchange Notes and related guarantees do not limit the amount of secured or unsecured indebtedness that FedEx or its subsidiaries may incur. In addition, other than the provisions relating to a Change of Control Repurchase Event, the Indentures also do not contain any debt covenant or provisions that afford holders of Notes protection in the event FedEx participates in a highly leveraged or similar transaction.
We may not be able to repurchase the Exchange Notes of any series upon a Change of Control Repurchase Event.
Upon the occurrence of a Change of Control Repurchase Event with respect to a series of Exchange Notes, except to the extent we have exercised our right to redeem such Exchange Notes, we will be required to offer to each holder of the Exchange Notes of such series to repurchase all or any part of that holder’s Exchange Notes at a repurchase price in cash equal to 101% of the principal amount of such Exchange Notes repurchased plus any accrued and unpaid interest on such Exchange Notes repurchased to, but not including, the repurchase date.
It is possible that we will not have sufficient funds at the time of any Change of Control Repurchase Event with respect to a series of Exchange Notes to make the required repurchase of the Exchange Notes of such series. In order to obtain sufficient funds to pay the repurchase price of the outstanding Exchange Notes of a series, we may need to refinance such Exchange Notes. We cannot assure you that we would be able to refinance such Exchange Notes on reasonable terms, or at all. Our failure to offer to repurchase all outstanding Exchange Notes of that series or to repurchase all validly tendered Exchange Notes of that series would be an event of default under the Indenture for such Exchange Notes. Such an event of default may cause the acceleration of our other debt. In addition, the terms of our other debt agreements or applicable law may limit our ability to repurchase the Exchange Notes for cash. Our future debt also may contain restrictions on repurchase requirements with respect to specified events or transactions that constitute a change of control under the Indenture.
There can be no assurance as to the liquidity of any series of Exchange Notes.
We cannot predict the extent to which holders of the Original Notes will participate in the Exchange Offers, and the Exchange Offers are not conditioned upon a minimum amount of Original Notes tendered. As a result, there can be no assurance as to the aggregate principal amount of any series of Exchange Notes issued on the settlement date, and a liquid trading market may not exist on the settlement date or develop thereafter for some or all of the series of Exchange Notes.
There are currently no markets for the Exchange Notes, and active trading markets may not develop for the Notes.
The Exchange Notes are new securities for which there are no established trading markets. We do not intend to apply for listing of the Exchange USD Notes on any securities exchange or for inclusion of the Exchange USD Notes in any automated quotation system. We only intend to apply for listing of the Exchange Euro Notes for trading on the NYSE. The listing applications for each series of the Exchange Euro Notes will be subject to approval by the NYSE. If such a listing is obtained with respect to any series, we have no obligation to maintain such listing, and we may delist the Exchange Euro Notes of any series at any time. In addition, the liquidity of the trading markets in the Notes and the market prices quoted for the Notes may be adversely affected by changes in the overall market for securities and by changes in our financial performance or prospects or changes in the financial performance or prospects of companies in our industry. Active trading markets for the Notes may not develop or be sustained and there can be no assurance as to the liquidity of any markets that do develop. You may not be able to sell your Notes at a particular time, and the price that you receive when you sell may not be favorable.
Risks Relating to the Euro Notes
Holders of Euro Notes will receive payments solely in euro except under limited circumstances provided herein.
All payments of interest on and the principal of the Euro Notes and any redemption price for, or additional amounts with respect to, the Euro Notes will be made in euro except under the limited circumstances provided herein. None of FedEx, the Exchange Agents, the Trustee or the paying agents will be obligated to convert, or to assist any registered owner or beneficial owner of such Euro Notes in converting, payments of interest, principal, any redemption price or any additional amount in euro made with respect to such notes into U.S. dollars or any other currency.
The Euro Notes permit FedEx to make payments in dollars if FedEx is unable to obtain euro.
If the euro is unavailable to FedEx due to the imposition of exchange controls or other circumstances beyond FedEx’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Euro Notes will be made in dollars until the euro is again available to FedEx or so used. The amount payable on any date in euro will be converted into dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior the relevant payment date, or in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by FedEx in its sole discretion. Any payment in respect of the Euro Notes so made in dollars will not constitute an event of default under the Euro Notes or the Indenture that governs the Original Euro Notes and that will govern the Exchange Euro Notes.
In a lawsuit for payment on the Euro Notes, an investor may bear currency exchange risk.
The Indenture that governs the Original Euro Notes, and that will govern the Exchange Euro Notes, is governed by the laws of the State of New York. In addition, the Original Euro Notes are, and the Exchange Euro Notes will be, governed by the laws of the State of New York. Under New York law, a New York state court rendering a judgment on the Euro Notes would be required to render the judgment in euro. However, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on the Euro Notes, investors would bear currency exchange risk until a New York state court judgment is entered, which could be a significant amount of time. A federal court sitting in New York with diversity jurisdiction over a dispute arising in connection with the Euro Notes would apply New York law.
In courts outside of New York, investors may not be able to obtain a judgment in a currency other than U.S. dollars. For example, a judgment for money in an action based on the Euro Notes in many other U.S. federal or state courts ordinarily would be enforced in the United States only in dollars. The date used to determine the rate of conversion of euro into dollars would depend upon various factors, including which court renders the judgment and when the judgment is rendered.
Trading in the clearing systems is subject to minimum denomination requirements.
The Exchange Euro Notes will be issued only in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof. It is possible that the clearing systems may process trades which could result in amounts being held in denominations smaller than the minimum denominations. If notes in definitive form are required to be issued in relation to such Exchange Euro Notes in accordance with the provisions of the relevant Global Notes, a holder who does not have the minimum denomination or a multiple of €1,000 in excess thereof in its account with the relevant clearing system at the relevant time may not receive all of its entitlement in definitive notes unless and until such time as its holding satisfies the minimum denomination requirement.
As Global Notes are held by or on behalf of Euroclear and Clearstream, investors will have to rely on their procedures for transfer, payment and communication with us.
The Original Euro Notes are, and the Exchange Euro Notes will be, represented by Global Notes. The Original Euro Notes have been, and the Exchange Euro Notes will be, deposited with a common depositary for Euroclear and Clearstream. Except in certain limited circumstances described in the Global Notes, investors will not be entitled to receive definitive notes. Euroclear and Clearstream will maintain records of the beneficial interests in the Global Notes and, while the Euro Notes are in global form, investors will be able to trade their beneficial interests only through Euroclear and Clearstream.
While the Euro Notes are represented by Global Notes, we will discharge its payment obligations under the Euro Notes by making payments to or to the order of a nominee for a common depositary for Euroclear and Clearstream for distribution to their accountholders. A holder of a beneficial interest in a Global Note must rely on the procedures of Euroclear and Clearstream to receive payments under the Euro Notes. We have no responsibility or liability for the records relating to, or payments made in respect of, beneficial interests in a Global Note.

USE OF PROCEEDS
The Exchange Offers are intended to satisfy FedEx’s and the subsidiary guarantors’ obligations under the Registration Rights Agreement entered into in connection with the issuance of the Original Notes. We will not receive any cash proceeds from the issuance of Exchange Notes in connection with the Exchange Offers. In consideration for issuing the Exchange Notes, FedEx will receive the Original Notes from you in like principal amount. The Original Notes surrendered in exchange for the Exchange Notes will be retired and canceled and cannot be reissued. Accordingly, issuance of the Exchange Notes will not result in any change in our indebtedness.

THE EXCHANGE OFFERS
Purpose of the Exchange Offers; Registration Rights
In connection with the issuance of the Original Notes, we entered into the Registration Rights Agreement pursuant to which we agreed to use commercially reasonable efforts to cause to be filed and have declared effective an exchange offer registration statement under the Securities Act and to consummate an exchange offer for each series of Original Notes. The Exchange Offers are being made pursuant to the Registration Rights Agreement to satisfy our obligations thereunder.
We are making the Exchange Offers in reliance on the position of the SEC as described in previous no-action letters issued to third parties. However, we have not sought our own no-action letter. Based upon these interpretations by the SEC, we believe that a holder of Exchange Notes who exchanges Original Notes for Exchange Notes in the Exchange Offers generally may offer the Exchange Notes for resale, sell the Exchange Notes and otherwise transfer the Exchange Notes without further registration under the Securities Act and without delivery of a prospectus that satisfies the requirements of Section 10 of the Securities Act. The preceding sentence does not apply, however, to a holder who is an “affiliate” of FedEx, as defined in Rule 405 of the Securities Act. We also believe that a holder may offer, sell or transfer the Exchange Notes only if the holder acknowledges that the holder is acquiring the Exchange Notes in the ordinary course of its business and is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes.
Each broker-dealer that receives Exchange Notes for its own account in exchange for Original Notes, where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. See “Plan of Distribution.” Except as described above, this prospectus may not be used for an offer to resell, resale or other transfer of Exchange Notes.
The Exchange Offers are not being made to, nor will we accept tenders for exchange from, holders of Original Notes in any jurisdiction in which the Exchange Offers or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.
The Registration Rights Agreement requires us to use commercially reasonable efforts to (i) file a registration statement with the SEC with respect to the Exchange Offers for the Original Notes, (ii) cause such registration statement to be declared effective by February 26, 2026 (the “Notes Target Registration Date”) and (iii) complete the registered exchange offers not later than 60 days after the exchange offer registration statement becomes effective.
Alternatively, under the circumstances set forth below, the Registration Rights Agreement requires us to, at our expense, use our commercially reasonable efforts to: (a) cause to be filed with the SEC a shelf registration statement (“Shelf Registration Statement”) covering offers and resales of the applicable Original Notes and to cause such Shelf Registration Statement to be declared effective by the later of (such date, the “Shelf Effectiveness Date”) (i) August 25, 2026 and (ii) the 180th day following receipt of a Shelf Request (as defined herein), and (b) use our commercially reasonable efforts to keep the Shelf Registration Statement effective until the date that all of the applicable Original Notes covered by the Shelf Registration Statement cease to be “registrable securities” (as defined in the Registration Rights Agreement), including when all such notes have been sold pursuant to the Shelf Registration Statement.
These circumstances include, (i) if for any reason the applicable Exchange Offers are not completed by the Notes Target Registration Date or (ii) if following the Notes Target Registration Date, FedEx receives a written request (“Shelf Request”) from any initial purchaser of the Original Notes representing that it holds Original Notes that are or were ineligible to be exchanged in any Exchange Offer.
In the event of such a shelf registration, we will provide to each participating holder of the applicable Original Notes copies of a prospectus, notify each participating holder of the Original Notes when the Shelf Registration Statement has become effective and take certain other actions to permit resales of the applicable

Original Notes. A holder of Original Notes that sells such notes under the Shelf Registration Statement generally will be (i) required to make certain representations to us (as described in the Registration Rights Agreement), (ii) required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, (iii) subject to certain of the civil liability provisions under the Securities Act in connection with those sales and (iv) bound by the provisions of the Registration Rights Agreement that are applicable to such a holder of Original Notes (including certain indemnification obligations). Holders of Original Notes will also be required to suspend their use of the prospectus included in the Shelf Registration Statement under specified circumstances upon receipt of notice from us. Each holder of the Original Notes (including any broker-dealer) shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such holder’s notes pursuant to any Shelf Registration Statement.
If a “registration default” (as defined in the Registration Rights Agreement) occurs with respect to Original Notes of a particular series that are registrable securities, then additional interest shall accrue on the principal amount of the notes of such series that are registrable securities at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such registration default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 0.50% per annum). The additional interest will cease to accrue when the registration default is cured. The foregoing amounts shall not increase, even if more than one registration default has occurred and is continuing. Notwithstanding the foregoing, a holder of Original Notes who is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to any increase in the interest rate borne by the Original Notes as a result of a registration default that pertains to the Shelf Registration Statement and, if a holder does not provide the information required in connection with the shelf registration statement in a timely manner, and therefore such holder’s Original Notes are not included in any shelf registration, such holder will not be entitled to receive any additional interest with respect to its Original Notes. Any amounts of additional interest due will be payable in cash on the same original interest payment dates as interest on the Original Notes is payable.
A “registration default” occurs if, (i) for any reason the applicable Exchange Offer for all validly tendered Original Notes is not completed by the Notes Target Registration Date, (ii) if a Shelf Registration Statement is required to be filed under the Registration Rights Agreement and is not declared effective by the Shelf Effectiveness Date, or (iii) if applicable, a Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of registrable securities (a) on more than two occasions of at least 30 consecutive days during the required effectiveness period or (b) at any time in any 12-month period during the required effectiveness period and such failure to remain effective or be usable exists for more than 90 days (whether or not consecutive) in any 12-month period. A registration default is cured with respect to a series of Original Notes, and additional interest ceases to accrue on any registrable securities of such series of Original Notes, when the exchange offer is completed or the Shelf Registration Statement becomes effective, or when the Shelf Registration Statement again becomes effective or the prospectus again becomes usable, as applicable, or when the notes of such series cease to be “registrable securities.”
Each series of the Original Notes will cease to be “registrable securities” upon the earliest to occur of (1) when a registration statement with respect to such notes has become effective under the Securities Act and such notes have been exchanged or disposed of pursuant to such registration statement, (2) when such notes cease to be outstanding, (3) when such notes have been resold pursuant to Rule 144 under the Securities Act (but not Rule 144A) without regard to volume restrictions, provided that FedEx shall have removed or caused to be removed any restrictive legend on such notes; or (4) except in the case of Original Notes with respect to which holders who are eligible to make a Shelf Request, when the applicable Exchange Offer is consummated in accordance with the terms of the Registration Rights Agreement.
This summary of the provisions of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Registration Rights Agreement, copies of which are available from us upon request.

Terms of the Exchange Offers
FedEx is offering to exchange the Original Notes for a like principal amount of the Exchange Notes, the offer of which has been registered under the Securities Act. As of the date of this prospectus, the following aggregate principal amounts of Original Notes are outstanding:
Series	Amount Outstanding	Offer to Exchange
Original 3.400% 2028 Notes	$340,494,000	a like principal amount of Exchange 3.400% 2028 Notes, the offer of which has been registered under the Securities Act
Original 4.200% 2028 Notes	$237,285,000	a like principal amount of Exchange 4.200% 2028 Notes, the offer of which has been registered under the Securities Act
Original 3.100% 2029 Notes	$628,053,000	a like principal amount of Exchange 3.100% 2029 Notes, the offer of which has been registered under the Securities Act
Original 4.250% 2030 Notes	$406,103,000	a like principal amount of Exchange 4.250% 2030 Notes, the offer of which has been registered under the Securities Act
Original 2.400% 2031 Notes	$642,185,000	a like principal amount of Exchange 2.400% 2031 Notes, the offer of which has been registered under the Securities Act
Original 4.900% 2034 Notes	$351,518,000	a like principal amount of Exchange 4.900% 2034 Notes, the offer of which has been registered under the Securities Act
Original 3.900% 2035 Notes	$391,912,000	a like principal amount of Exchange 3.900% 2035 Notes, the offer of which has been registered under the Securities Act
Original 3.250% 2041 Notes	$619,635,000	a like principal amount of Exchange 3.250% 2041 Notes, the offer of which has been registered under the Securities Act
Original 3.875% 2042 Notes	$444,611,000	a like principal amount of Exchange 3.875% 2042 Notes, the offer of which has been registered under the Securities Act
Original 4.100% 2043 Notes	$391,769,000	a like principal amount of Exchange 4.100% 2043 Notes, the offer of which has been registered under the Securities Act
Original 5.100% 2044 Notes	$541,689,000	a like principal amount of Exchange 5.100% 2044 Notes, the offer of which has been registered under the Securities Act
Original 4.100% 2045 Notes	$503,830,000	a like principal amount of Exchange 4.100% 2045 Notes, the offer of which has been registered under the Securities Act
Original 4.750% 2045 Notes	$913,438,000	a like principal amount of Exchange 4.750% 2045 Notes, the offer of which has been registered under the Securities Act
Original 4.550% 2046 Notes	$1,007,069,000	a like principal amount of Exchange 4.550% 2046 Notes, the offer of which has been registered under the Securities Act
Original 4.400% 2047 Notes	$604,653,000	a like principal amount of Exchange 4.400% 2047 Notes, the offer of which has been registered under the Securities Act

Series	Amount Outstanding	Offer to Exchange
Original 4.050% 2048 Notes	$743,435,000	a like principal amount of Exchange 4.050% 2048 Notes, the offer of which has been registered under the Securities Act
Original 4.950% 2048 Notes	$696,469,000	a like principal amount of Exchange 4.950% 2048 Notes, the offer of which has been registered under the Securities Act
Original 5.250% 2050 Notes	$1,047,658,000	a like principal amount of Exchange 5.250% 2050 Notes, the offer of which has been registered under the Securities Act
Original 4.500% 2065 Notes	$213,040,000	a like principal amount of Exchange 4.500% 2065 Notes, the offer of which has been registered under the Securities Act
Original 0.450% 2029 Notes	€391,747,000	a like principal amount of Exchange 0.450% 2029 Notes, the offer of which has been registered under the Securities Act
Original 1.300% 2031 Notes	€145,122,000	a like principal amount of Exchange 1.300% 2031 Notes, the offer of which has been registered under the Securities Act
Original 0.950% 2033 Notes	€402,828,000	a like principal amount of Exchange 0.950% 2033 Notes, the offer of which has been registered under the Securities Act
Upon the terms and subject to the conditions of the Exchange Offers set forth in this prospectus and the accompanying letter of transmittal, we will accept any and all Original Notes validly tendered prior to 5:00 p.m., New York City time, on the expiration date. Promptly after the expiration date (unless extended as described in this prospectus), FedEx will issue Exchange Notes for a like principal amount of outstanding Original Notes tendered and accepted in connection with the Exchange Offers. The Exchange Notes issued in connection with the Exchange Offers will be delivered promptly after the expiration date. Holders may tender some or all of their Original Notes in connection with the Exchange Offers, but only in (i) principal amounts of $2,000 or integral multiples of $1,000 in excess thereof in the case of the Original USD Notes and (ii) principal amounts of €100,000 and integral multiples of €1,000 in excess thereof in the case of the Original Euro Notes. Holders who tender less than all of their Original USD Notes must continue to hold Original USD Notes in at least a minimum denomination of $2,000. Holders who tender less than all of their Original Euro Notes must continue to hold Original Euro Notes in at least a minimum denomination of €100,000.
The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the issuance of the Exchange Notes will be registered under the Securities Act, and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes. The Exchange Notes will evidence the same debt as the Original Notes, and will be issued under the same Indenture and be entitled to the same benefits under the Indenture as the Original Notes of the applicable series being exchanged.
Except as described under “Description of Notes — Description of the Exchange USD Notes — Book-Entry Procedures for the Exchange USD Notes,” the Exchange USD Notes will be issued in the form of one or more Global Notes registered in the name of the DTC or its nominee and each beneficial owner’s interest in it will be transferable in book-entry form through DTC. See “Description of Notes — Description of the Exchange USD Notes — Book-Entry Procedures for the Exchange USD Notes.” Except as described under “Description of Notes — Description of the Exchange Euro Notes — Book-Entry Procedures for the Exchange USD Notes,” the Exchange Euro Notes will be registered in the name of a nominee for, and delivered to, a common depositary for Euroclear and Clearstream.
Holders of Original Notes do not have any appraisal or dissenters’ rights in connection with the Exchange Offers. We intend to conduct the Exchange Offers in accordance with the applicable requirements of Regulation 14E under the Exchange Act. Original Notes that are not tendered for exchange or are tendered but not accepted in connection with the Exchange Offers will remain outstanding and be entitled to the benefits of the applicable Indenture governing such Original Notes, but certain registration and other rights under the Registration Rights Agreement will terminate and holders of the applicable Original Notes will generally not be entitled to any registration rights under the Registration Rights Agreement. See “— Consequences of Failure to Properly Tender Original Notes in the Exchange Offers.”
We shall be considered to have accepted validly tendered Original Notes if and when we have given notice to the applicable Exchange Agent. The USD Exchange Agent will act as agent for the tendering holders for the purposes of receiving the Exchange USD Notes from us. The Euro Exchange Agent will act as agent for the tendering holders for the purposes of receiving the Exchange Euro Notes from us.
If any tendered Original Notes are not accepted for exchange because of an invalid tender, the occurrence of certain other events described in this prospectus or otherwise, we will return the Original Notes, without expense, to the tendering holder promptly after the expiration date for the Exchange Offers.
We will pay all charges and expenses in connection with the Exchange Offers other than the fees and expenses of any counsel to any holders of the Original Notes and any underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Original Notes or the Exchange by a holder of such Original Notes. See “— Fees and Expenses.”
Expiration Date; Extensions; Amendments
The expiration date for each of the Exchange Offers is 5:00 p.m., New York City time,           , 2025, unless we extend the expiration date for any Exchange Offer. We may extend the expiration date for any or all of the Exchange Offers in our discretion, and the extension of any particular Exchange Offer will not result in an extension of any other Exchange Offer unless we so provide in the relevant notice of extension. If we so extend the expiration date for any Exchange Offer, the term “expiration date” for such Exchange Offer shall mean the latest date and time to which we extend such Exchange Offer.
We reserve the right to:
•
prior to the expiration date, delay accepting any Original Notes;

•
extend any Exchange Offer;

•
terminate any Exchange Offer if, in our reasonable judgment, any of the conditions described below under “— Conditions to the Exchange Offers” shall not have been satisfied or waived; or

•
amend the terms of the Exchange Offers in any way we determine.

We will give oral or written notice of any delay, extension or termination to the applicable Exchange Agent. In addition, we will give, as promptly as practicable, oral or written notice regarding any delay in acceptance, extension or termination of the offer to the registered holders of Original Notes. If we amend any Exchange Offer in a manner that we determine to constitute a material change, or if we waive a material condition, we will promptly disclose the amendment or waiver in a manner reasonably calculated to inform the holders of Original Notes of the applicable series of the amendment or waiver, and extend the offer if required by law.
If we materially change the terms of an Exchange Offer or the information concerning an Exchange Offer, or if we waive a material condition of an Exchange Offer, we will extend such Exchange Offer to the extent required by (i) Exchange Act Rule 13e-4(e)(3) or (ii) Securities Act Rule 162(a)(2). Rule 13e-4(e)(3) requires that if a material change occurs in the information published, sent or given to security holders, we must disseminate promptly disclosure of the change in a manner reasonably calculated to inform security holders of the change. In a registered securities offering such as the Exchange Offers, the offer must remain open from the date that material changes to the Exchange Offer materials are disseminated to security holders, as follows:

(i)
five business days for a prospectus supplement containing a material change other than price or share levels;

(ii)
ten business days for a prospectus supplement containing a change in price, the amount of securities sought, the dealer’s soliciting fee, or other similarly significant change;

(iii)
ten business days for a prospectus supplement included as part of a post-effective amendment; and

(iv)
twenty business days for a revised prospectus when the initial prospectus was materially deficient.

Any extension, termination or amendment will be followed as promptly as practicable by a public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day.
If we delay accepting any Original Notes or terminate any Exchange Offer, we promptly will pay the consideration offered, or return any Original Notes deposited, pursuant to such Exchange Offer as required by Rule 14e-1(c).
Interest on the Exchange Notes
With respect to each series of Exchange Notes, interest will accrue on such Exchange Notes from the most recent date on which interest on the corresponding Original Notes has been paid or, if no interest has been paid, from the most recent date on which interest on the corresponding Old Notes has been paid. With respect to the Exchange USD Notes, interest is payable semi-annually in arrears on the applicable dates for each series as described in “Description of Notes.” With respect to the Exchange Euro Notes, interest is payable annually in arrears on the applicable dates for each series as described in “Description of Notes.” Holders of Exchange Notes will not receive any payment in respect of accrued interest on Original Notes otherwise payable on any interest payment date, the record date for which occurs on or prior to the consummation of the applicable Exchange Offer.
Conditions to the Exchange Offers
Notwithstanding any other term of the Exchange Offers, we will not be required to accept for exchange, or to exchange any Exchange Notes for, any Original Notes and may terminate any or all of the Exchange Offers as provided in this prospectus before the acceptance of the Original Notes, if prior to the expiration date:
•
any Exchange Offer violates applicable law or any applicable interpretation of the staff of the SEC; or

•
any action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to any Exchange Offer which, in FedEx’s judgment, could reasonably be expected to impair the ability of FedEx to proceed with any or all of the Exchange Offers.

The conditions listed above are for our benefit and may be asserted by us regardless of the circumstances giving rise to any of these conditions. We may waive these conditions in whole or in part at any time and from time to time prior to the expiration date. The failure by us at any time to exercise any of the above rights shall not constitute a waiver of such right, and such right shall be considered an ongoing right which we may assert at any time and from time to time.
If we determine in our reasonable judgment that any of the events listed above has occurred, we may, subject to applicable law:
•
refuse to accept any Original Notes and promptly return all tendered Original Notes to the tendering holders and terminate any or all of the Exchange Offers;

•
extend any or all of the Exchange Offers and retain all Original Notes tendered before the expiration of the Exchange Offers, subject, however, to the rights of holders to withdraw those Original Notes (see “— Withdrawal of Tenders”); or

•
waive unsatisfied conditions relating to any or all of the Exchange Offers and accept all properly tendered Original Notes which have not been withdrawn. If this waiver constitutes a material change to any or all of the Exchange Offers, we will promptly disclose the waiver in a manner reasonably calculated to inform the holders of Original Notes of the waiver, and extend the offer if required by law.

Any determination by us concerning the above events will be final and binding.
Procedures for Tendering
Procedures for Tendering Original USD Notes
All of the Original USD Notes are held in book-entry form through DTC. Participants in DTC’s system may make book-entry delivery of the Original USD Notes by causing DTC to transfer the Original USD Notes into the USD Exchange Agent’s DTC account in accordance with DTC’s electronic Automated Tender Offer Program procedures for such transfer. The confirmation of such book-entry transfer will include an agent’s message stating that DTC has received an express acknowledgment from the participant in DTC tendering the Original USD Notes that the participant has received and agrees to be bound by the terms of the letter of transmittal and that we may enforce the terms of the letter of transmittal against such participant. A tender of Original USD Notes through a book-entry transfer into the USD Exchange Agent’s account will only be effective if an agent’s message is transmitted to and received or confirmed by the USD Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date. Delivery of documents to DTC in accordance with its procedures does not constitute delivery to the USD Exchange Agent.
By using the Automated Tender Offer Program procedures to exchange Original USD Notes, you will not be required to deliver a letter of transmittal to the USD Exchange Agent. However, you will be bound by its terms just as if you had signed it.
Any beneficial owner whose Original USD Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of the beneficial owner.
There is no procedure for guaranteed late delivery of the Original Notes.
Procedures for Tendering Original Euro Notes
All of the Original Euro Notes are held in book-entry form through Euroclear or Clearstream. A holder of Original Euro Notes held through the facilities of Euroclear or Clearstream wishing to participate in the Exchange Offers should submit, or arrange to have submitted on its behalf, an electronic exchange instruction, or an Electronic Consent Instruction (as defined herein), through the relevant clearing system in accordance with the procedures of, and within the time limits specified by, the relevant clearing system for receipt by the Euro Exchange Agent for the Original Euro Notes. By submitting an Electronic Consent Instruction, holders of Original Euro Notes will be deemed to have agreed to the terms of the letter of transmittal.
Only direct participants in Euroclear or Clearstream may submit Electronic Consent Instructions through Euroclear and Clearstream. A holder of Original Euro Notes that is not a direct participant in Euroclear or Clearstream must arrange for the direct participant through which it holds the Original Euro Notes to submit an Electronic Consent Instruction on the holder’s behalf to the relevant clearing system prior to the deadline specified by the relevant clearing system. A beneficial owner of Original Euro Notes that is not a direct participant in Euroclear or Clearstream must contact its custodian bank, depositary, broker, trust company or other nominee to arrange for the direct participant in Euroclear or Clearstream, as the case may be, through which it holds Original Euro Notes to submit a valid Electronic Consent Instruction to the relevant clearing system prior to the expiration date of the Exchange Offers.

The “Electronic Consent Instruction” means an instruction to Euroclear or Clearstream, as applicable, that includes:
(i)
irrevocable instructions:

(a)
to block any attempt to transfer such participant’s tendered Original Euro Notes on or prior to the settlement date; and

(b)
to debit such participant’s account on the settlement date in respect of all of the Original Euro Notes that such participant has tendered or, in respect of such lesser portion of such Original Euro Notes as are accepted pursuant to the Exchange Offers, upon receipt of an instruction from the Euro Exchange Agent; subject, in each case, to the automatic withdrawal of the instructions in the event that the Exchange Offers are terminated prior to the expiration date, as notified to Euroclear or Clearstream by the Euro Exchange Agent;

(ii)
authorization to disclose the identity of the direct participant and information about the foregoing instructions; and

(iii)
express acknowledgement that such participant has received and agrees to be bound by the terms and subject to the conditions set forth in this prospectus and that we may enforce that agreement against such participant.

Tenders of Original Euro Notes, including Electronic Consent Instructions, must be delivered to and received by the Euro Exchange Agent at or prior to the expiration date. Electronic Consent Instructions must also be delivered in accordance with the procedures and deadlines established by the applicable clearing system. Holders of Original Euro Notes are responsible for informing themselves of these deadlines and for arranging the due and timely delivery of Electronic Consent Instructions to the applicable clearing system.
General
The tender by a holder of Original Notes and our acceptance of the Original Notes will constitute a binding agreement between us and the holder in accordance with the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal.
We will determine all questions as to the validity, form, eligibility (including time of receipt) and acceptance and withdrawal of tendered Original Notes and our determination shall be final and binding on all parties. We reserve the absolute right to reject any and all Original Notes not properly tendered or any Original Notes whose acceptance by us would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to any particular Original Notes either before or after the expiration date. Our interpretation of the terms and conditions of the Exchange Offers will be final and binding on all parties.
Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within a time period we will determine. Although we intend to request the Exchange Agents to notify holders of defects or irregularities relating to tenders of Original Notes, none of FedEx, the Exchange Agents or any other person will have any duty or incur any liability for failure to give such notification. Tenders of Original Notes will not be considered to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agents that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the applicable Exchange Agent to the tendering holders promptly following the expiration date.
In addition, we reserve the right, as set forth above under the caption “— Conditions to the Exchange Offers,” to terminate any or all of the Exchange Offers. By tendering, each holder represents and acknowledges to us, among other things, that:
•
it has full power and authority to tender, exchange, sell, assign and transfer the Original Notes it is tendering and that we will acquire good, marketable and unencumbered title to the Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when the Original Notes are accepted by us;

•
the Exchange Notes acquired in connection with the Exchange Offers are being obtained in the ordinary course of business of the person receiving the Exchange Notes;

•
it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the Exchange Offers;

•
it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of FedEx; and

•
if the holder is a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, and that it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired by such broker-dealer as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See “Plan of Distribution.”

Withdrawal of Tenders
Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.
For a withdrawal to be effective for DTC, Euroclear or Clearstream participants, holders must comply with their respective standard operating procedures for electronic tenders and the applicable Exchange Agent must receive an electronic notice of withdrawal from DTC, Euroclear or Clearstream. Any notice of withdrawal must specify the name and number of the account at DTC, Euroclear or Clearstream to be credited with the withdrawn Original Notes and otherwise comply with DTC’s, Euroclear’s or Clearstream’s procedures, as applicable.
We will determine all questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices and our determination shall be final and binding on all parties. Any Original Notes so withdrawn will be considered not to have been validly tendered for purposes of the Exchange Offers, and no Exchange Notes will be issued unless the Original Notes withdrawn are validly re-tendered. Any Original Notes which have been tendered but which are not accepted for exchange or which are withdrawn will be returned to the holder without cost to such holder promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Original Notes may be re-tendered by following one of the procedures described above under “— Procedures for Tendering” at any time prior to the expiration date.
Exchange Agents
We have appointed US Bank as the exchange agent in connection with the Exchange Offers for the Original USD Notes. Questions and requests for assistance, as well as requests for additional copies of this prospectus or of the letter of transmittal, should be directed to the USD Exchange Agent at its office at 111 Fillmore Avenue, St. Paul, MN 55107-1402, Attn: Corporate Actions. The USD Exchange Agent’s telephone number is (800) 934-6802, its facsimile number is (800) 934-6802 and its email is cts.specfinance@usbank.com.
We have appointed US Bank Europe as the exchange agent in connection with the Exchange Offers for the Original Euro Notes. Questions and requests for assistance, as well as requests for additional copies of this prospectus or of the letter of transmittal, should be directed to the Euro Exchange Agent at its office at 125 Old Broad Street, 5th Floor, London EC2N 1AR, United Kingdom, Attn: Relationship Management Group. The Euro Exchange Agent’s telephone number is +44 (0) 207 330 2000 and its email is CDRM@usbank.com.
Fees and Expenses
We have not retained any dealer manager in connection with the Exchange Offers and we will not make any payment to brokers, dealers or others soliciting acceptances of the Exchange Offers. We will pay certain other expenses to be incurred in connection with the Exchange Offers, including the fees and expenses of the Exchange Agents and certain accountant and legal fees, other than the fees and expenses of any counsel to any holders of the Original Notes and any underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Original Notes or the Exchange Notes by a holder of such notes.
Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes. If, however, Exchange Notes are to be delivered to, or issued in the name of, any person other than the holder of the Original Notes tendered; or a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offers, then the tendering holder must pay the amount of any transfer taxes due, whether imposed on the registered holder or any other persons. If the tendering holder does not submit satisfactory evidence of payment of these taxes or exemption from them with their tender, the amount of these transfer taxes will be billed directly to the tendering holder.
Accounting Treatment
The Exchange Notes will be recorded at the same carrying value as the Original Notes as reflected in our accounting records on the date of the exchange. Accordingly, we will not recognize any gain or loss for accounting purposes related to the Exchange Offers. We will record the expenses of the Exchange Offers as incurred.
Consequences of Failure to Properly Tender Original Notes in the Exchange Offers
Issuance of the Exchange Notes in exchange for the Original Notes under the Exchange Offers will be made only after timely confirmation of book-entry transfer of the Original Notes into the applicable Exchange Agent’s account and after timely receipt by the applicable Exchange Agent of an agent’s message from DTC or an Electronic Consent Instruction from Euroclear or Clearstream, as applicable, and all other required documents. Therefore, holders of the Original Notes desiring to tender such Original Notes in exchange for Exchange Notes should allow sufficient time to ensure timely delivery.
All questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for exchange and withdrawal of tendered Original Notes will be determined by FedEx in its sole discretion, and its determination will be final and binding. FedEx reserves the absolute right to reject any and all tenders of Original Notes that it determines are not in proper form or for which the acceptance for exchange or exchange may, in the opinion of its counsel, be unlawful. FedEx also reserves the right to waive any of the conditions of the Exchange Offers or any defect or irregularity in the tender of Original Notes of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders of Original Notes. FedEx’s interpretation of the terms and conditions of the Exchange Offers will be final and binding. No tender or notice of withdrawal will be deemed to have been validly made until all defects or irregularities have been cured or waived by FedEx. We are under no duty to give notification of defects or irregularities of tenders of Original Notes for exchange or waive any such defects or irregularities.
Original Notes that are not tendered or that are tendered but not accepted by us will, following completion of the Exchange Offers, continue to be subject to the existing restrictions upon transfer thereof under the Securities Act, and, upon completion of the Exchange Offers, certain registration rights under the Registration Rights Agreement will terminate.
In the event the Exchange Offers are completed, FedEx generally will not be required to register the remaining Original Notes, subject to limited exceptions. Remaining Original Notes will continue to be subject to the following restrictions on transfer:
•
the remaining Original Notes may be resold only if registered pursuant to the Securities Act, if any exemption from registration is available, or if such registration is not required by law; and

•
the remaining Original Notes will bear a legend restricting transfer in the absence of registration or an exemption.

We do not currently anticipate that we will register the remaining Original Notes under the Securities Act. To the extent that Original Notes are tendered and accepted in connection with the Exchange Offers, any trading market for remaining Original Notes could be adversely affected. See “Risk Factors — Risks

Relating to the Exchange Offers — If you fail to exchange your Original Notes, they will continue to be restricted securities and may become less liquid.”
None of FedEx, its board of directors or the subsidiary guarantors makes any recommendation to holders of Original Notes as to whether to tender or refrain from tendering all or any portion of their Original Notes pursuant to the Exchange Offers. Moreover, no one has been authorized to make any such recommendation. Holders of Original Notes must make their own decision whether to tender pursuant to the Exchange Offers and, if so, the aggregate amount of Original Notes to tender, after reading this prospectus and the letter of transmittal and consulting with their advisors, if any, based on their own financial position and requirements.

DESCRIPTION OF NOTES
General
The Original USD Notes were issued by FedEx under the indenture, dated as of October 23, 2015 (the “Base Indenture”), as heretofore supplemented and amended, and as supplemented by the supplemental indenture no. 15, dated as of February 26, 2025 (the Base Indenture, as so supplemented and amended, the “USD Indenture”), among FedEx, as issuer, the subsidiary guarantors and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Exchange USD Notes will also be issued under the USD Indenture.
The Original Euro Notes were issued by FedEx under the Base Indenture, as heretofore supplemented and amended, and as supplemented by the supplemental indenture no. 16, dated as of February 26, 2025 (the Base Indenture, as so supplemented and amended, the “Euro Indenture” and, together with the USD Indenture, the “Indentures” and each an “Indenture”), among FedEx, as issuer, the subsidiary guarantors, the Trustee and U.S. Bank Europe DAC, U.K. Branch, as paying agent. The Exchange Euro Notes will also be issued under the Euro Indenture.
The following summary of certain provisions of the applicable Indentures and the Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the applicable Indentures and the Notes, including the definitions of certain terms therein and those terms made part thereof by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). You should review the applicable Indentures and the forms of the applicable Notes, copies of which are filed as exhibits to the registration statement to which this prospectus relates. In this description all references to “FedEx,” “we,” “our” and “us” mean FedEx Corporation only.
In the future, FedEx may, without the consent of the holders, increase the principal amount of any series of Notes by issuing additional Notes of such series. The Notes of each series and any additional Notes of such series subsequently issued under the applicable Indentures will be treated as a single series or class for all purposes under the applicable Indentures, including, without limitation, waivers, amendments and redemptions; provided that, if any such additional Notes are not fungible with the existing Notes for United States federal income tax purposes, such additional Notes will have a separate CUSIP number, Common Code and/or ISIN Number, as applicable.
The Indentures do not limit the aggregate amount of debt securities which may be issued under the applicable Indentures. Other than the provisions relating to a Change of Control Repurchase Event, the applicable Indentures do not contain any debt covenants or other provisions which would afford the holders of the Notes protection in the event of a highly leveraged or similar transaction.
Any Original Notes of a series that remain outstanding after completion of each of the Exchange Offers, together with the Exchange Notes of such series issued in the Exchange Offers, will be treated as a single class of securities under the applicable Indenture and are referred to in this section as a "series" of Notes. The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the issuance of the Exchange Notes will be registered under the Securities Act, and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes.
With respect to each series of Exchange Notes, interest will accrue on such Exchange Notes from the most recent date on which interest on the corresponding Original Notes has been paid or, if no interest has been paid, from the most recent date on which interest on the corresponding Old Notes has been paid. Holders of Exchange Notes will not receive any payment in respect of accrued interest on Original Notes otherwise payable on any interest payment date, the record date for which occurs on or prior to the consummation of the applicable Exchange Offer.
Unless the context otherwise requires, references to the “Notes” in this description include the Original Notes and the Exchange Notes offered hereby.

Guarantee
Each series of Exchange Notes will be, fully and unconditionally guaranteed by Federal Express, FedEx Freight, FedEx Office and Print Services, Inc., Federal Express Europe, Inc., Federal Express Holdings S.A., LLC and Federal Express International, Inc. (which are referred to as “subsidiary guarantors”). These subsidiaries currently guarantee our obligations under our outstanding unsecured debt securities and credit facilities. Subject to the covenant described below under “Application of Proceeds Upon Release of a 10% Subsidiary Guarantor,” (i) upon the sale, exchange, transfer or other disposition (by merger or otherwise), other than a lease, of a subsidiary guarantor, or of all of the capital stock of a subsidiary guarantor, or all, or substantially all, the assets of a subsidiary guarantor, to any person that is not an affiliate of FedEx, such subsidiary guarantor will be deemed to be automatically and unconditionally released and discharged from all its obligations under its guarantee and (ii) in connection with the Separation, at the time that FedEx Freight ceases to be a subsidiary of FedEx, FedEx Freight shall be deemed to be automatically and unconditionally released and discharged from all its obligations under its guarantee.
The term “Separation” means any sale, exchange, transfer, distribution, or other disposition of assets and/or capital stock of one or more subsidiaries of FedEx resulting in the separation of our FedEx Freight business through the capital markets to create a new publicly traded company. As defined in the Base Indenture, the term “subsidiary” means (i) any corporation more than 50% of the outstanding shares of voting stock of which shall at the time of determination be owned or controlled, directly or indirectly, by FedEx or by one or more of its subsidiaries or by FedEx and one or more of its subsidiaries, or (ii) any partnership, limited liability company, joint venture, association or similar business organization more than 50% of the ownership interests having power to direct the ordinary affairs thereof of which shall at the time of determination be so owned or controlled.
Each of the subsidiary guarantors will fully and unconditionally guarantee, jointly and severally, the due and punctual payment of principal of and any premium and interest on the Exchange Notes (and additional amounts, if any, on the Exchange Euro Notes) when the same shall become due and payable, whether at maturity, by declaration of acceleration, by call for redemption or otherwise. The guarantees will not contain any restrictions on the ability of any subsidiary guarantor to pay dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of that subsidiary guarantor’s capital stock or make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities, if any, of that subsidiary guarantor.
Each guarantee will be limited to an amount not to exceed the maximum amount that can be guaranteed by the applicable subsidiary guarantor without rendering the guarantee, as it relates to such subsidiary guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws.
Description of the Exchange USD Notes
General
The Exchange USD Notes will be issued in fully registered form and shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Exchange 3.400% 2028 Notes
•
Title of the notes: 3.400% Notes due 2028 (the “Exchange 3.400% 2028 Notes”)

•
Total principal amount being issued: up to $340,494,000

•
Maturity date: February 15, 2028

•
Interest rate: 3.400% per annum

•
Interest payment dates: February 15 and August 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.400% 2028 Notes

•
Regular record dates for interest: February 1 and August 1

•
Par call date: November 15, 2027

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 3.400% 2028 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.200% 2028 Notes
•
Title of the notes: 4.200% Notes due 2028 (the “Exchange 4.200% 2028 Notes”)

•
Total principal amount being issued: up to $237,285,000

•
Maturity date: October 17, 2028

•
Interest rate: 4.200% per annum

•
Interest payment dates: April 17 and October 17

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.200% 2028 Notes

•
Regular record dates for interest: April 2 and October 2

•
Par call date: July 17, 2028

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.200% 2028 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.100% 2029 Notes
•
Title of the notes: 3.100% Notes due 2029 (the “Exchange 3.100% 2029 Notes”)

•
Total principal amount being issued: up to $628,053,000

•
Maturity date: August 5, 2029

•
Interest rate: 3.100% per annum

•
Interest payment dates: February 5 and August 5

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.100% 2029 Notes

•
Regular record dates for interest: January 21 and July 21

•
Par call date: May 5, 2029

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 3.100% 2029 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.250% 2030 Notes
•
Title of the notes: 4.250% Notes due 2030 (the “Exchange 4.250% 2030 Notes”)

•
Total principal amount being issued: up to $406,103,000

•
Maturity date: May 15, 2030

•
Interest rate: 4.250% per annum

•
Interest payment dates: May 15 and November 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.250% 2030 Notes

•
Regular record dates for interest: May 1 and November 1

•
Par call date: February 15, 2030

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.250% 2030 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 2.400% 2031 Notes
•
Title of the notes: 2.400% Notes due 2031 (the “Exchange 2.400% 2031 Notes”)

•
Total principal amount being issued: up to $642,185,000

•
Maturity date: May 15, 2031

•
Interest rate: 2.400% per annum

•
Interest payment dates: May 15 and November 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 2.400% 2031 Notes

•
Regular record dates for interest: May 1 and November 1

•
Par call date: February 15, 2031

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 2.400% 2031 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.900% 2034 Notes
•
Title of the notes: 4.900% Notes due 2034 (the “Exchange 4.900% 2034 Notes”)

•
Total principal amount being issued: up to $351,518,000

•
Maturity date: January 15, 2034

•
Interest rate: 4.900% per annum

•
Interest payment dates: January 15 and July 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.900% 2034 Notes

•
Regular record dates for interest: January 1 and July 1

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.900% 2034 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.900% 2035 Notes
•
Title of the notes: 3.900% Notes due 2035 (the “Exchange 3.900% 2035 Notes”)

•
Total principal amount being issued: up to $391,912,000

•
Maturity date: February 1, 2035

•
Interest rate: 3.900% per annum

•
Interest payment dates: February 1 and August 1

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.900% 2035 Notes

•
Regular record dates for interest: January 15 and July 15

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 3.900% 2035 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.250% 2041 Notes
•
Title of the notes: 3.250% Notes due 2041 (the “Exchange 3.250% 2041 Notes”)

•
Total principal amount being issued: up to $619,635,000

•
Maturity date: May 15, 2041

•
Interest rate: 3.250% per annum

•
Interest payment dates: May 15 and November 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.250% 2041 Notes

•
Regular record dates for interest: May 1 and November 1

•
Par call date: November 15, 2040

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 3.250% 2041 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 3.875% 2042 Notes
•
Title of the notes: 3.875% Notes due 2042 (the “Exchange 3.875% 2042 Notes”)

•
Total principal amount being issued: up to $444,611,000

•
Maturity date: August 1, 2042

•
Interest rate: 3.875% per annum

•
Interest payment dates: February 1 and August 1

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 3.875% 2042 Notes

•
Regular record dates for interest: January 15 and July 15

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 3.870% 2042 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.100% 2043 Notes
•
Title of the notes: 4.100% Notes due 2043 (the “Exchange 4.100% 2043 Notes”)

•
Total principal amount being issued: up to $391,769,000

•
Maturity date: April 15, 2043

•
Interest rate: 4.100% per annum

•
Interest payment dates: April 15 and October 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.100% 2043 Notes

•
Regular record dates for interest: April 1 and October 1

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.100% 2043 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 5.100% 2044 Notes
•
Title of the notes: 5.100% Notes due 2044 (the “Exchange 5.100% 2044 Notes”)

•
Total principal amount being issued: up to $541,689,000

•
Maturity date: January 15, 2044

•
Interest rate: 5.100% per annum

•
Interest payment dates: January 15 and July 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 5.100% 2044 Notes

•
Regular record dates for interest: January 1 and July 1

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 5.100% 2044 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.100% 2045 Notes
•
Title of the notes: 4.100% Notes due 2045 (the “Exchange 4.100% 2045 Notes”)

•
Total principal amount being issued: up to $503,830,000

•
Maturity date: February 1, 2045

•
Interest rate: 4.100% per annum

•
Interest payment dates: February 1 and August 1

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.100% 2045 Notes

•
Regular record dates for interest: January 15 and July 15

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.100% 2045 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.750% 2045 Notes
•
Title of the notes: 4.750% Notes due 2045 (the “Exchange 4.750% 2045 Notes”)

•
Total principal amount being issued: up to $913,438,000

•
Maturity date: November 15, 2045

•
Interest rate: 4.750% per annum

•
Interest payment dates: May 15 and November 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.750% 2045 Notes

•
Regular record dates for interest: May 1 and November 1

•
Par call date: May 15, 2045

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.750% 2045 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.550% 2046 Notes
•
Title of the notes: 4.550% Notes due 2046 (the “Exchange 4.550% 2046 Notes”)

•
Total principal amount being issued: up to $1,007,069,000

•
Maturity date: April 1, 2046

•
Interest rate: 4.550% per annum

•
Interest payment dates: April 1 and October 1

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.550% 2046 Notes

•
Regular record dates for interest: March 15 and September 15

•
Par call date: October 1, 2045

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.550% 2046 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.400% 2047 Notes
•
Title of the notes: 4.400% Notes due 2047 (the “Exchange 4.400% 2047 Notes”)

•
Total principal amount being issued: up to $604,653,000

•
Maturity date: January 15, 2047

•
Interest rate: 4.400% per annum

•
Interest payment dates: January 15 and July 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.400% 2047 Notes

•
Regular record dates for interest: January 1 and July 1

•
Par call date: July 15, 2046

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.400% 2047 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.050% 2048 Notes
•
Title of the notes: 4.050% Notes due 2048 (the “Exchange 4.050% 2048 Notes”)

•
Total principal amount being issued: up to $743,435,000

•
Maturity date: February 15, 2048

•
Interest rate: 4.050% per annum

•
Interest payment dates: February 15 and August 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.050% 2048 Notes

•
Regular record dates for interest: February 1 and August 1

•
Par call date: August 15, 2047

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.050% 2048 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.950% 2048 Notes
•
Title of the notes: 4.950% Notes due 2048 (the “Exchange 4.950% 2048 Notes”)

•
Total principal amount being issued: up to $696,469,000

•
Maturity date: October 17, 2048

•
Interest rate: 4.950% per annum

•
Interest payment dates: April 17 and October 17

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.950% 2048 Notes

•
Regular record dates for interest: April 2 and October 2

•
Par call date: April 17, 2048

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.950% 2048 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 5.250% 2050 Notes
•
Title of the notes: 5.250% Notes due 2050 (the “Exchange 5.250% 2050 Notes”)

•
Total principal amount being issued: up to $1,047,658,000

•
Maturity date: May 15, 2050

•
Interest rate: 5.250% per annum

•
Interest payment dates: May 15 and November 15

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 5.250% 2050 Notes

•
Regular record dates for interest: May 1 and November 1

•
Par call date: November 15, 2049

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 5.250% 2050 Notes will not be listed on any securities exchange or included in any automated quotation system

Exchange 4.500% 2065 Notes
•
Title of the notes: 4.500% Notes due 2065 (the “Exchange 4.500% 2065 Notes”)

•
Total principal amount being issued: up to $213,040,000

•
Maturity date: February 1, 2065

•
Interest rate: 4.500% per annum

•
Interest payment dates: February 1 and August 1

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 4.500% 2065 Notes

•
Regular record dates for interest: January 15 and July 15

•
Optional redemption: See “— Optional Redemption of the Exchange USD Notes”

•
Listing: the Exchange 4.500% 2065 Notes will not be listed on any securities exchange or included in any automated quotation system

Maturity
Each series of Exchange USD Notes will mature on the applicable maturity date set forth above.

Interest Rates on the Exchange USD Notes
Interest on each series of Exchange USD Notes will accrue from (and including) the most recent date on which interest has been paid on the corresponding series of Original USD Notes or, if no interest has been paid, the most recent date on which interest has been paid on the corresponding series of Old Notes.
Interest on each series of Exchange USD Notes will be payable semi-annually in arrears on the applicable interest payment dates set forth above. The first interest payment date on each series of the Exchange USD Notes is set forth above. Interest will be payable to the persons in whose names the Exchange USD Notes are registered at the close of business on the applicable regular record date set forth above immediately preceding the relevant interest payment date (whether or not a business day). Interest on each series of Exchange USD Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.
In any interest payment date, the maturity date or any redemption date of a series of notes falls on a day that is not a business day, the related payment of principal and/or interest will be made on the next business day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next business day.
Optional Redemption of the Exchange USD Notes
Exchange 3.400% 2028 Notes, Exchange 4.200% 2028 Notes, Exchange 3.100% 2029 Notes, Exchange 4.250% 2030 Notes, Exchange 2.400% 2031 Notes, Exchange 3.250% 2041 Notes, Exchange 4.750% 2045 Notes, Exchange 4.550% 2046 Notes, Exchange 4.400% 2047 Notes, Exchange 4.050% 2048 Notes, Exchange 4.950% 2048 Notes and the Exchange 5.250% 2050 Notes
Prior to the applicable USD Par Call Date (as defined herein), we may redeem any series of the applicable Exchange USD Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1)
(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the applicable redemption date (assuming the Exchange USD Notes to be redeemed matured on the applicable USD Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points in the case of the Exchange 3.400% 2028 Notes, 20 basis points in the case of the Exchange 4.200% 2028 Notes, 20 basis points in the case of the Exchange 3.100% 2029 Notes, 50 basis points in the case of the Exchange 4.250% 2030 Notes, 15 basis points in the case of the Exchange 2.400% 2031 Notes, 20 basis points in the case of the Exchange 3.250% 2041 Notes, 30 basis points in the case of the Exchange 4.750% 2045 Notes, 30 basis points in the case of the Exchange 4.550% 2046 Notes, 25 basis points in the case of the Exchange 4.400% 2047 Notes, 20 basis points in the case of the Exchange 4.050% 2048 Notes, 25 basis points in the case of the Exchange 4.950% 2048 Notes and 50 basis points in the case of the Exchange 5.250% 2050 Notes, less (b) interest accrued to the date of redemption, and

(2)
100% of the principal amount of the Exchange USD Notes of that series to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.
On or after the applicable USD Par Call Date, we may redeem a series of Exchange USD Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such Exchange USD Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.
“USD Par Call Date” means (i) with respect to the Exchange 3.400% 2028 Notes, November 15, 2027 (three months prior to their maturity date), (ii) with respect to the Exchange 4.200% 2028 Notes, July 17, 2028 (three months prior to their maturity date), (iii) with respect to the Exchange 3.100% 2029 Notes, May 5, 2029 (three months prior to their maturity date), (iv) with respect to the Exchange 4.250% 2030 Notes, February 15, 2030 (three months prior to their maturity date), (v) with respect to the Exchange 2.400% 2031 Notes, February 15, 2031 (three months prior to their maturity date), (vi) with respect to the

Exchange 3.250% 2041 Notes, November 15, 2040 (six months prior to their maturity date), (vii) with respect to the Exchange 4.750% 2045 Notes, May 15, 2045 (six months prior to their maturity date), (viii) with respect to the Exchange 4.550% 2046 Notes, October 1, 2045 (six months prior to their maturity date), (ix) with respect to the Exchange 4.400% 2047 Notes, July 15, 2046 (six months prior to their maturity date), (x) with respect to the Exchange 4.050% 2048 Notes, August 15, 2047 (six months prior to their maturity date), (xi) with respect to the Exchange 4.950% 2048 Notes, April 17, 2048 (six months prior to their maturity date), and (xii) with respect to the Exchange 5.250% 2050 Notes, November 15, 2049 (six months prior to their maturity date).
“Treasury Rate” means, with respect to any redemption date, the yield determined by FedEx in accordance with the following two paragraphs.
The Treasury Rate shall be determined by FedEx after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, FedEx shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable USD Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable USD Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, FedEx shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable USD Par Call Date, as applicable. If there is no United States Treasury security maturing on such USD Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable USD Par Call Date, one with a maturity date preceding such USD Par Call Date and one with a maturity date following such USD Par Call Date, FedEx shall select the United States Treasury security with a maturity date preceding such USD Par Call Date. If there are two or more United States Treasury securities maturing on the applicable USD Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, FedEx shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
FedEx’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days (or, in the case of the Exchange 4.750% 2045 Notes, the Exchange 4.550% 2046 Notes and the Exchange 4.400% 2047 Notes, at least 30 days) but not more than 60 days before the redemption date to each holder of the Exchange USD Notes to be redeemed.

In the case of a partial redemption, selection of the Exchange USD Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Exchange USD Notes of a principal amount of $2,000 or less will be redeemed in part. If any Exchange USD Note is to be redeemed in part only, the notice of redemption that relates to such Exchange USD Note will state the portion of the principal amount of such Exchange USD Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Exchange USD Note will be issued in the name of the holder of the Exchange USD Note upon surrender for cancellation of the original Exchange USD Note. For so long as the Exchange USD Notes are held by The Depository Trust Company (“DTC”) (or another depositary), the redemption of the Exchange USD Notes shall be done in accordance with the policies and procedures of the depositary.
Any redemption notice may, at our discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at our discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by us in our sole discretion) by the date of redemption, or by the date of redemption as so delayed.
Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Exchange USD Notes or portions of the Exchange USD Notes called for redemption.
Exchange 4.900% 2034 Notes, Exchange 3.900% 2035 Notes, Exchange 3.875% 2042 Notes, Exchange 4.100% 2043 Notes, Exchange 5.100% 2044 Notes, Exchange 4.100% 2045 Notes and the Exchange 4.500% 2065 Notes
We may redeem each series of the applicable Exchange USD Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1)
(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points in the case of the Exchange 4.900% 2034 Notes, 20 basis points in the case of the Exchange 3.900% 2035 Notes, 25 basis points in the case of the Exchange 3.875% 2042 Notes, 20 basis points in the case of the Exchange 4.100% 2043 Notes, 20 basis points in the case of the Exchange 5.100% 2044 Notes, 25 basis points in the case of the Exchange 4.100% 2045 Notes and 30 basis points in the case of the Exchange 4.500% 2065 Notes less (b) interest accrued to the date of redemption, and

(2)
100% of the principal amount of the Exchange USD Notes of that series to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by FedEx in accordance with the following two paragraphs.
The Treasury Rate shall be determined by FedEx after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, FedEx shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the applicable series of Exchange USD Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the maturity date of the applicable series of Exchange USD Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, FedEx shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date of the applicable series of the Exchange USD Notes, as applicable. If there is no United States Treasury security maturing on the maturity date of the applicable series of the Exchange USD Notes but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the applicable series of Exchange USD Notes, one with a maturity date preceding the maturity date of the applicable series of Exchange USD Notes and one with a maturity date following the maturity date of the applicable series of Exchange USD Notes, FedEx shall select the United States Treasury security with a maturity date preceding the maturity date of the applicable series of Exchange USD Notes. If there are two or more United States Treasury securities maturing on the maturity date of the applicable series of Exchange USD Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, FedEx shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
FedEx’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 30 days but not more than 60 days before the redemption date to each holder of the Exchange USD Notes to be redeemed.
In the case of a partial redemption, selection of the Exchange USD Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Exchange USD Notes of a principal amount of $2,000 or less will be redeemed in part. If any Exchange USD Note is to be redeemed in part only, the notice of redemption that relates to such Exchange USD Note will state the portion of the principal amount of such Exchange USD Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Exchange USD Note will be issued in the name of the holder of the Exchange USD Note upon surrender for cancellation of the original Exchange USD Note. For so long as the Exchange USD Notes are held by DTC (or another depositary), the redemption of the Exchange USD Notes shall be done in accordance with the policies and procedures of the depositary.
Any redemption notice may, at our discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at our discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by us in our sole discretion) by the date of redemption, or by the date of redemption as so delayed.
Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Exchange USD Notes or portions of the Exchange USD Notes called for redemption.

Tax Event Redemption of the Exchange 4.500% 2065 Notes
With respect to the Exchange 4.500% 2065 Notes, if a tax event occurs, we may redeem the Exchange 4.500% 2065 Notes, at our option, in whole, but not in part, at any time upon a notice of redemption delivered within 90 days following the occurrence of such tax event, at a redemption price equal to 100% of the principal amount of the Exchange 4.500% 2065 Notes being redeemed, plus interest accrued to, but excluding, the date of redemption on the principal balance of the Exchange 4.500% 2065 Notes being redeemed.
“Tax event” means that we shall have received an opinion of nationally recognized independent tax counsel to the effect that, as a result of:
•
any amendment to or change (including any announced prospective amendment or change) in any law or treaty, or any regulation thereunder, of the United States or any of its political subdivisions or taxing authorities;

•
any judicial decision, administrative action, official administrative pronouncement, ruling, regulatory procedure, regulation, notice or announcement, including any notice or announcement of intent to adopt or promulgate any ruling, regulatory procedure or regulation (any of the foregoing, an “administrative or judicial action”);

•
any amendment to or change in any official position with respect to, or any interpretation of, an administrative or judicial action or a law or regulation of the United States that differs from the previously generally accepted position or interpretation; or

•
a threatened challenge asserted in writing in connection with our audit or an audit of any of our subsidiaries, or a publicly-known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Exchange 4.500% 2065 Notes, in each case, occurring or becoming publicly-known on or after the original issue date of the Exchange 4.500% 2065 Notes, there is more than an insubstantial increase in the risk that interest paid by us on the Exchange 4.500% 2065 Notes is not, or will not be, deductible, in whole or in part, by us for United States federal income tax purposes.
Registered holders of Exchange 4.500% 2065 Notes to be redeemed will receive written notice mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 30 days, but no more than 60 days, before the date of redemption. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Exchange 4.500% 2065 Notes called for redemption.
Change of Control Repurchase Event
If a Change of Control Repurchase Event occurs with respect to a series of Exchange USD Notes, except to the extent we have exercised our right to redeem such Exchange USD Notes as described above, we will make an offer to each holder of the Exchange USD Notes of such series to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof) of that holder’s Exchange USD Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Exchange USD Notes repurchased plus any accrued and unpaid interest on such Exchange USD Notes repurchased to, but excluding, the repurchase date. Within 30 days following a Change of Control Repurchase Event or, at our option, prior to a Change of Control, but after the public announcement of such Change of Control, we will mail or electronically deliver, or cause to be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures), a notice to each holder of the Exchange USD Notes of such series, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Exchange USD Notes of such series on the payment date specified in the notice, which repurchase date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed or delivered, pursuant to the procedures described in such notice. The notice shall, if mailed or delivered prior to the date of consummation of the Change of Control, state that the repurchase offer is conditioned on a Change of Control Repurchase Event occurring on or prior to the repurchase date.

We will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of a series of Exchange USD Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Exchange USD Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Exchange USD Notes by virtue of such conflict.
On the repurchase date following a Change of Control Repurchase Event, we will, to the extent lawful:
(1)
accept for payment all Exchange USD Notes or portions of such Exchange USD Notes properly tendered pursuant to the repurchase offer;

(2)
deposit with the Trustee or with such paying agent as the Trustee may designate an amount equal to the aggregate repurchase price for all such Exchange USD Notes or portions of such Exchange USD Notes properly tendered; and

(3)
deliver, or cause to be delivered, to the Trustee the Exchange USD Notes properly accepted for payment by us, together with an officers’ certificate stating the aggregate principal amount of such Exchange USD Notes being repurchased by us pursuant to the repurchase offer and, to the extent applicable, an executed new note or notes evidencing any unrepurchased portion of any Exchange USD Note or Exchange USD Notes surrendered for which the Trustee shall be required to authenticate and deliver a new note or notes as provided below.

The Trustee will promptly mail or electronically deliver, or cause the paying agent to promptly mail or electronically deliver, or otherwise deliver in accordance with the applicable procedures of the depositary, to each holder of such Exchange USD Notes, or portions of such Exchange USD Notes, properly tendered and accepted for payment by us the repurchase price for such Exchange USD Notes, or portions of such Exchange USD Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such holder a new note, duly executed by us equal in principal amount to any unrepurchased portion of any Exchange USD Notes surrendered, as applicable; provided that each new note will be in a principal amount equal to $2,000 or any integral multiple of $1,000 in excess thereof.
We will not be required to make a repurchase offer upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by FedEx and such third party purchases all Exchange USD Notes or portions of such Exchange USD Notes properly tendered and not withdrawn under its offer.
For purposes of the foregoing discussion of a repurchase at the option of holders, the following definitions are applicable:
“Below Investment Grade Ratings Event” means, with respect to a series of Exchange USD Notes, on any day within the 60-day period (which period shall be extended so long as the rating of such series of Exchange USD Notes is under publicly announced consideration for a possible downgrade by any Rating Agency) after the earlier of (1) the occurrence of a Change of Control, or (2) the public announcement of the occurrence of a Change of Control or our intention to effect a Change of Control, the Exchange USD Notes of such series are rated below Investment Grade by each and every Rating Agency. Notwithstanding the foregoing, a Below Investment Grade Ratings Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Ratings Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not publicly announce or publicly confirm, or inform the Trustee in writing at our request, that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Ratings Event).
“Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than (1) FedEx or any of its subsidiaries, (2) any employee benefit plan (or a trust forming a part thereof) maintained by FedEx or any of its subsidiaries, or (3) any underwriter temporarily holding Voting Stock of FedEx pursuant to an offering of such Voting Stock, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of FedEx’s Voting Stock or other Voting Stock into which FedEx’s Voting Stock is reclassified, consolidated, exchanged or changed measured by voting power rather than number of shares.
“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Ratings Event with respect to a series of Exchange USD Notes.
“Investment Grade” means, with respect to Moody’s, a rating of Baa3 or better (or its equivalent under any successor rating categories of Moody’s); with respect to S&P, a rating of BBB – or better (or its equivalent under any successor rating categories of S&P); and, with respect to any additional Rating Agency or Rating Agencies selected by FedEx, the equivalent investment grade credit rating.
“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
“Rating Agency” means (1) each of Moody’s and S&P, and (2) if either of Moody’s or S&P ceases to rate the Exchange USD Notes or fails to make a rating of the Exchange USD Notes publicly available for reasons outside of FedEx’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by FedEx (as certified by a board resolution) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.
“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
The Change of Control Repurchase Event provisions of the Exchange USD Notes may in certain circumstances make more difficult or discourage a sale or takeover of FedEx and, thus, the removal of incumbent management. We could, in the future, enter into certain transactions, including acquisitions, refinancings or other recapitalizations, that would not constitute a Change of Control Repurchase Event under the Exchange USD Notes, but that could increase the amount of indebtedness outstanding at such time or otherwise affect our capital structure or credit ratings on the Exchange USD Notes.
If we experience a Change of Control Repurchase Event, we may not have sufficient financial resources available to satisfy our obligations to repurchase all of the Exchange USD Notes or portions of the Exchange USD Notes properly tendered. Furthermore, debt agreements to which we may become a party in the future may contain restrictions and provisions limiting our ability to repurchase the Exchange USD Notes. Our failure to repurchase the Exchange USD Notes as required under the applicable Indentures would result in a default under the applicable Indentures, which could have material adverse consequences for us and the holders of the Exchange USD Notes.
Concerning the Trustee
U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) (as successor trustee to Wells Fargo Bank, National Association)) is the Trustee under the USD Indenture.
The USD Indenture and the Trust Indenture Act impose certain limitations on the rights of the Trustee, should it become a creditor of FedEx, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claims, as security or otherwise. The Trustee is permitted to engage in other transactions; provided that if it acquires any conflicting interest as described in the Trust Indenture Act, it must eliminate such conflict, apply to the SEC for permission to continue as trustee with such conflict, or resign.

Book-Entry Procedures for the Exchange USD Notes
Each series of Exchange USD Notes will be issued in the form of one or more global notes (the “Global Notes”) in definitive, fully registered, book-entry form. We will deposit each Global Note with, or on behalf of, DTC and register such global note in the name of Cede & Co. (“Cede”) or another nominee of DTC. If a holder wishes to own Exchange USD Notes that are represented by Global Notes, such holder can do so only indirectly or “beneficially” through an account with a broker, bank or other financial institution that has an account with DTC (i.e., a DTC participant) or through an account directly with DTC if a holder is a DTC participant. No holder of a Exchange USD Note initially issued as a Global Note will be entitled to receive a Exchange USD Note in certificated form, except as set forth below.
Except as set forth below, a Global Note may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee.
DTC has advised us as follows:
•
DTC is

•
a limited-purpose trust company organized under the laws of the State of New York;

•
a “banking organization” within the meaning of the New York banking law;

•
a member of the Federal Reserve System;

•
a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

•
a “clearing agency” registered pursuant to Section 17A of the Exchange Act.

•
DTC was created to hold securities for its participating organizations (collectively, the “participants”) and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes in accounts of its participants, eliminating the need for physical movement of certificates.

•
DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations, and others, some of whom own DTC.

•
Access to DTC’s book-entry system is also available to others, such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations, that clear through or maintain a custodial relationship with a participant, either directly or indirectly. Persons who are not participants may beneficially own securities held by DTC only through participants or indirect participants.

Except as otherwise provided in this prospectus, purchases of Exchange USD Notes under DTC’s system must be made by or through direct participants, which will receive a credit for those Exchange USD Notes on DTC’s records. The beneficial ownership interest of each actual purchaser of each Exchange USD Note represented by a Global Note (“beneficial owner”) is in turn to be recorded on the records of the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owner entered into the transaction. Transfers of ownership interests in a Global Note representing Exchange USD Notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in a Global Note, except in the event that use of the book-entry system for those debt securities is discontinued.
To facilitate subsequent transfers, all Global Notes representing Exchange USD Notes deposited by direct participants with DTC are registered in the name of DTC’s nominee, Cede, or such other name as may be requested by an authorized representative of DTC. The deposit of Global Notes with DTC and their registration in the name of Cede or such other nominee of DTC do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the Global Notes representing the Exchange USD Notes; DTC’s records reflect only the identity of the direct participants to whose accounts such Exchange USD Notes are credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Neither DTC nor Cede (nor any other nominee of DTC) will consent or vote with respect to the Global Notes representing the Exchange USD Notes unless authorized by a direct participant in accordance with DTC’s money market instrument procedures. Under its usual procedures, DTC mails an omnibus proxy to us as soon as possible after the applicable record date. The omnibus proxy assigns Cede’s consenting or voting rights to those direct participants to whose accounts book-entry securities are credited on the applicable record date (identified in a listing attached to the omnibus proxy).
If applicable, redemption notices will be sent to Cede. If less than all of the Exchange USD Notes within a series are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in that issue to be redeemed.
Redemption proceeds, distributions, and dividend payments on the Global Notes representing the Exchange USD Notes will be made to Cede, or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts, upon DTC’s receipt of funds and corresponding detailed information from us or the Trustee, on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participant and not of DTC, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the applicable trustee, disbursement of such payments to direct participants will be the responsibility of DTC, and disbursement of such payments to the beneficial owners will be the responsibility of direct and indirect participants.
DTC may discontinue providing its services as depositary with respect to Exchange USD Notes at any time by giving reasonable notice to us or the Trustee. Under those circumstances, in the event that a successor depositary is not obtained, certificates are required to be printed and delivered.
We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The laws of some states require that certain persons take physical delivery in definitive form of securities that they own. These laws may limit holders’ ability to own, transfer, or pledge beneficial interests in a Global Note.
As long as DTC’s nominee is the registered owner of a Global Note, such nominee for all purposes will be considered the sole owner or holder of such Exchange USD Notes under the USD Indenture. Except as provided below, holders will not:
•
be entitled to have any Exchange USD Notes registered in their name;

•
receive or be entitled to receive physical delivery of any Exchange USD Notes in definitive form; and

•
be considered the owners or holders of the Exchange USD Notes under the USD Indenture.

Neither we, the Trustee, nor any of our respective agents will be responsible or liable for any actions or inactions by DTC, any nominee, or any participant relating to any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Note, or for maintaining, supervising, or reviewing any records related to such beneficial ownership interests.

We will issue Exchange USD Notes in definitive form in exchange for Global Notes if:
•
DTC notifies us that it is unwilling, unable, or ineligible to continue as depositary or if at any time DTC, or any successor depositary, ceases to be a “clearing agency” under the Exchange Act and, in each case, we have not appointed a successor depositary within 90 days; or

•
we choose in our sole discretion to issue definitive Exchange USD Notes.

In either instance, an owner of a beneficial interest in a Global Note will be entitled to have Exchange USD Notes equal in principal amount to such beneficial interest registered in its name and will be entitled to physical delivery of debt securities in definitive form. Holders will not be charged a fee for any transfer or exchange of such Exchange USD Notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof. This information has been provided solely as a matter of convenience. The rules and procedures of DTC are solely within its control and could change at any time.
Neither we nor the Trustee nor any agent of ours or of the Trustee has any control over DTC or its participants, and none of us takes any responsibility for their activities. Holders are urged to contact DTC or its participants directly to discuss those matters. In addition, although we expect that DTC will perform the foregoing procedures, it is not under any obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither we nor the Trustee nor any agent of ours or of the Trustee will have any responsibility for the performance or nonperformance by DTC or its participants of these or any other rules or procedures governing its operations.
Description of the Exchange Euro Notes
General
The Exchange Euro Notes will be issued in fully registered form and will be in denominations of €100,000 and integral multiples of €1,000 in excess thereof.
Exchange 0.450% 2029 Notes
•
Title of the notes: 0.450% Notes due 2029 (the “Exchange 0.450% 2029 Notes”)

•
Total principal amount being issued: up to €391,747,000

•
Maturity date: May 4, 2029

•
Interest rate: 0.450% per annum

•
Interest payment date: May 4

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 0.450% 2029 Notes

•
Par call date: February 4, 2029

•
Optional redemption: See “— Optional Redemption of the Exchange Euro Notes”

•
Listing: FedEx will apply to list the Exchange 0.450% 2029 Notes on the NYSE

Exchange 1.300% 2031 Notes
•
Title of the notes: 1.300% Notes due 2031 (the “Exchange 1.300% 2031 Notes”)

•
Total principal amount being issued: up to €145,122,000

•
Maturity date: August 5, 2031

•
Interest rate: 1.300% per annum

•
Interest payment date: August 5

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 1.300% 2031 Notes

•
Par call date: May 5, 2031

•
Optional redemption: See “— Optional Redemption of the Exchange Euro Notes”

•
Listing: FedEx will apply to list the Exchange 1.300% 2031 Notes on the NYSE

Exchange 0.950% 2033 Notes
•
Title of the notes: 0.950% Notes due 2033 (the “Exchange 0.950% 2033 Notes”)

•
Total principal amount being issued: up to €402,828,000

•
Maturity date: May 4, 2033

•
Interest rate: 0.950% per annum

•
Interest payment date: May 4

•
First interest payment date: the first interest payment date (as described above) occurring after the date that interest starts accruing on the Exchange 0.950% 2033 Notes

•
Par call date: February 4, 2033

•
Optional redemption: See “— Optional Redemption of the Exchange Euro Notes”

•
Listing: FedEx will apply to list the Exchange 0.950% 2033 Notes on the NYSE

Maturity
Each series of Exchange Euro Notes will mature on the applicable maturity date set forth above.
Interest Rates on the Exchange Euro Notes
Interest on each series of Exchange Euro Notes will accrue from (and including) the most recent date on which interest has been paid on the corresponding series of Original Euro Notes, or, if no interest has been paid, the most recent date on which interest has been paid on the corresponding series of Old Notes.
Interest on each series of Exchange Euro Notes will be payable in arrears on the applicable interest payment dates set forth above. The first interest payment date on each series of the Exchange Euro Notes is set forth above.
Interest will be payable to the persons in whose names the Exchange Euro Notes are registered at the close of business on the preceding April 19 in the case of the Exchange 0.450% 2029 Notes, July 21 in the case of the Exchange 1.300% 2031 Notes and April 19 in the case of the Exchange 0.950% 2033 Notes, or, if the Exchange Euro Notes of the series are represented by one or more Global Notes, the close of business on the business day immediately preceding April 19 in the case of the Exchange 0.450% 2029 Notes, July 21 in the case of the Exchange 1.300% 2031 Notes and April 19 in the case of the Exchange 0.950% 2033 Notes. Interest on the Exchange Euro Notes shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Exchange Euro Notes, to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.
Unless otherwise indicated, with respect to the Exchange Euro Notes, the term “business day” means each day which is not a Saturday, Sunday or other day on which the Trustee, paying agent, transfer agent and registrar or banking institutions are not required by law or regulation to be open in the State of New York or London and, for any place of payment outside of New York City or London, in such place of payment, and on which the TARGET2 system (as defined in the Euro Indenture), or any successor thereto, does not operate.

Optional Redemption
Prior to the applicable Euro Par Call Date (as defined herein), we may redeem each series of the applicable Exchange Euro Notes at our option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:
(1)
100% of the principal amount of the Exchange Euro Notes of that series to be redeemed; and

(2)
the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Exchange Euro Notes to be redeemed that would be due if such Exchange Euro Notes matured on the applicable Euro Par Call Date (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on an ACTUAL/ACTUAL (ICMA) day count basis, at the applicable Comparable Government Bond Rate (as defined herein) plus 15 basis points in the case of the Exchange 0.450% 2029 Notes, 25 basis points in the case of the Exchange 1.300% 2031 Notes and 20 basis points in the case of the Exchange 0.950% 2033 Notes, in each case, plus accrued and unpaid interest to the date of redemption on the principal amount of the Exchange Euro Notes being redeemed.
At any time on or after the applicable Euro Par Call Date, we may redeem a series of Exchange Euro Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the applicable series of Exchange Euro Notes to be redeemed plus accrued and unpaid interest to the date of redemption on the principal amount of the Exchange Euro Notes being redeemed.
“Comparable Government Bond” means, with respect to the series of Exchange Euro Notes to be redeemed prior to the applicable Euro Par Call Date, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by us, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the Euro Par Call Date of such Exchange Euro Notes to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by us, determine to be appropriate for determining the Comparable Government Bond Rate.
“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by us.
“Euro Par Call Date” means (i) with respect to the Exchange 0.450% 2029 Notes, February 4, 2029 (three months prior to their maturity date), (ii) with respect to the Exchange 1.300% 2031 Notes, May 5, 2031 (three months prior to their maturity date) and (iii) with respect to the Exchange 0.950% 2033 Notes, February 4, 2033 (three months prior to their maturity date).
“Remaining Scheduled Payments” means with respect to each Exchange Euro Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that if such redemption date is not an interest payment date with respect to such Exchange Euro Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such redemption date.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the applicable clearing system’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Exchange Euro Notes to be redeemed.
In the case of a partial redemption, selection of the Exchange Euro Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Exchange Euro Notes of a principal amount of €100,000 or less will be redeemed in part. If any Exchange

Euro Note is to be redeemed in part only, the notice of redemption that relates to such Exchange Euro Note will state the portion of the principal amount of such Exchange Euro Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Exchange Euro Note will be issued in the name of the holder of the Exchange Euro Note upon surrender for cancellation of the original Exchange Euro Note. For so long as the Exchange Euro Notes are held by a depositary, the redemption of the Exchange Euro Notes shall be done in accordance with the policies and procedures of the applicable clearing system.
Any redemption notice may, at our discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at our discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by us in our sole discretion) by the date of redemption, or by the date of redemption as so delayed.
Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Exchange Euro Notes or portions of the Exchange Euro Notes called for redemption.
Payment of Additional Amounts
We will, subject to the exceptions and limitations set forth below, pay as additional interest on the Exchange Euro Notes such additional amounts as are necessary in order that the net payment by us of the principal of and interest on the applicable Exchange Euro Notes to a holder who is not a United States person, after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States (including any withholding or deduction with respect to the payment of such additional amounts), will not be less than the amount provided in the Exchange Euro Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:
(1)
to any tax, assessment or other governmental charge that is imposed by reason of the holder (or the beneficial owner for whose benefit such holder holds such note), or a fiduciary, settlor, beneficiary, member or shareholder of the holder or beneficial owner if the holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

1)
being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(a)
having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Exchange Euro Notes, the receipt of any payment thereon or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(b)
being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes or a corporation that has accumulated earnings to avoid United States federal income tax;

(c)
being or having been a “10-percent shareholder” of FedEx as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(d)
being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)
to any holder that is not the sole beneficial owner of the Exchange Euro Notes, or a portion of the Exchange Euro Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of such additional amounts had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;
(3)
to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of such holder or other person, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from, or reduction in, such tax, assessment or other governmental charge;

(4)
to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by us or a paying agent from payments on the Exchange Euro Notes;

(5)
to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)
to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(7)
to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Exchange Euro Note, if such payment can be made without such withholding by presenting such Exchange Euro Note (where presentation is required) to at least one other paying agent;

(8)
to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Exchange Euro Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)
to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Exchange Euro Notes in the ordinary course of its lending business or (ii) that is neither (A) buying the Exchange Euro Notes for investment purposes only nor (B) buying the Exchange Euro Notes for resale to a third-party that either is not a bank or holding the Exchange Euro Notes for investment purposes only;

(10)
to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code; or

(11)
in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9) and (10).

The Exchange Euro Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Exchange Euro Notes. Except as specifically provided under this heading “— Payment of Additional Amounts,” we will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.
As used under this heading “— Payment of Additional Amounts” and under the heading “— Redemption for Tax Reasons,” the term “United States” means the United States of America (including the states of the United States and the District of Columbia and any political subdivision thereof) and the term “United States person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Any reference to amounts payable in respect of the Exchange Euro Notes or in the Euro Indenture shall be deemed to include any additional amounts which may be payable as described above.
Redemption for Tax Reasons
If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 7, 2025, we become or, based upon a written opinion of independent counsel selected by us, will become obligated to pay additional amounts as described herein under the heading “— Payment of Additional Amounts” with respect to a series of Exchange Euro Notes, then we may at any time at our option redeem, in whole, but not in part, the outstanding Exchange Euro Notes of such series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on those Exchange Euro Notes to, but excluding, the date fixed for redemption.
Redemption for Reason of Minimal Outstanding Amount
We may at any time purchase Exchange Euro Notes in the open market, pursuant to a tender offer or otherwise and at any price. Such acquired Exchange Euro Notes may be cancelled, held or resold; provided that in the case of resale, if any such resold notes are not fungible with the Exchange Euro Notes of the original series of acquired notes for United States federal income tax purposes, such Exchange Euro Notes will have separate CUSIP number, Common Code and ISIN numbers. With respect to the Exchange 0.450% 2029 Notes and the Exchange 0.950% 2033 Notes only, in the event that we have purchased Euro Notes of one or both such series equal to or greater than 80% of the aggregate principal amount of Euro Notes of such series initially issued, we may redeem, in whole, but not in part, the remaining Euro Notes of such series on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of the principal amount of the Euro Notes to be redeemed, together with accrued and unpaid interest on those Euro Notes to, but excluding, the date fixed for redemption.
Change of Control Repurchase Event
If a Change of Control Repurchase Event occurs with respect to a series of Exchange Euro Notes, except to the extent we have exercised our right to redeem such Exchange Euro Notes as described above, we will make an offer to each holder of the Exchange Euro Notes of such series to repurchase all or any part (in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof) of that holder’s Exchange Euro Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Exchange Euro Notes repurchased plus any accrued and unpaid interest on such Exchange Euro Notes repurchased to, but excluding, the repurchase date. Within 30 days following a Change of Control Repurchase Event or, at our option, prior to a Change of Control, but after the public announcement of such Change of Control, we will mail or electronically deliver, or cause to be mailed or electronically delivered (or otherwise transmitted in accordance with the applicable clearing system’s procedures), a notice to each holder of the Exchange Euro Notes of such series, with a copy to the Trustee and the paying agent, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Exchange Euro Notes of such series on the payment date specified in the notice, which repurchase date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed or delivered, pursuant to the procedures described in such notice. The notice shall, if mailed or delivered prior to the date of consummation of the Change of Control, state that the repurchase offer is conditioned on a Change of Control Repurchase Event occurring on or prior to the repurchase date.
We will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of a series of Exchange Euro Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Exchange Euro Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Exchange Euro Notes by virtue of such conflict.

On the repurchase date following a Change of Control Repurchase Event, we will, to the extent lawful:
(1)
accept for payment all Exchange Euro Notes or portions of such Exchange Euro Notes properly tendered pursuant to the repurchase offer;

(2)
deposit with the paying agent an amount equal to the aggregate repurchase price for all such Exchange Euro Notes or portions of such Exchange Euro Notes properly tendered; and

(3)
deliver, or cause to be delivered, to the Trustee the Exchange Euro Notes properly accepted for payment by us, together with an officers’ certificate stating the aggregate principal amount of such Exchange Euro Notes being repurchased by us pursuant to the repurchase offer and, to the extent applicable, an executed new note or notes evidencing any unrepurchased portion of any Exchange Euro Note or Exchange Euro Notes surrendered for which the Trustee shall be required to authenticate and deliver a new note or notes as provided below.

The Trustee will promptly mail or electronically deliver, or cause the paying agent to promptly mail or electronically deliver, or otherwise deliver in accordance with the applicable clearing system’s procedures, to each holder of such Exchange Euro Notes, or portions of such Exchange Euro Notes, properly tendered and accepted for payment by us the repurchase price for such Exchange Euro Notes, or portions of such Exchange Euro Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such holder a new note, duly executed by us equal in principal amount to any unrepurchased portion of any Exchange Euro Notes surrendered, as applicable; provided that each new note will be in a principal amount equal to €100,000 or any integral multiple of €1,000 in excess thereof.
We will not be required to make a repurchase offer upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by FedEx and such third party purchases all Exchange Euro Notes or portions of such Exchange Euro Notes properly tendered and not withdrawn under its offer.
For purposes of the foregoing discussion of a repurchase at the option of holders, the following definitions are applicable:
“Below Investment Grade Ratings Event” means, with respect to a series of Exchange Euro Notes, on any day within the 60-day period (which period shall be extended so long as the rating of such series of Exchange Euro Notes is under publicly announced consideration for a possible downgrade by any Rating Agency) after the earlier of (1) the occurrence of a Change of Control, or (2) the public announcement of the occurrence of a Change of Control or our intention to effect a Change of Control, the Exchange Euro Notes of such series are rated below Investment Grade by each and every Rating Agency. Notwithstanding the foregoing, a Below Investment Grade Ratings Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Ratings Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not publicly announce or publicly confirm, or inform the Trustee in writing at our request, that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Ratings Event).
“Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than (1) FedEx or any of its subsidiaries, (2) any employee benefit plan (or a trust forming a part thereof) maintained by FedEx or any of its subsidiaries, or (3) any underwriter temporarily holding Voting Stock of FedEx pursuant to an offering of such Voting Stock, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of FedEx’s Voting Stock or other Voting Stock into which FedEx’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares.
“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Ratings Event with respect to a series of Exchange Euro Notes.

“Investment Grade” means, with respect to Moody’s, a rating of Baa3 or better (or its equivalent under any successor rating categories of Moody’s); with respect to S&P, a rating of BBB — or better (or its equivalent under any successor rating categories of S&P); and, with respect to any additional Rating Agency or Rating Agencies selected by FedEx, the equivalent investment grade credit rating.
“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
“Rating Agency” means (1) each of Moody’s and S&P, and (2) if either of Moody’s or S&P ceases to rate the Exchange Euro Notes or fails to make a rating of the Exchange Euro Notes publicly available for reasons outside of FedEx’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by FedEx (as certified by a board resolution) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.
“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
The Change of Control Repurchase Event provisions of the Exchange Euro Notes may in certain circumstances make more difficult or discourage a sale or takeover of FedEx and, thus, the removal of incumbent management. We could, in the future, enter into certain transactions, including acquisitions, refinancings or other recapitalizations, that would not constitute a Change of Control Repurchase Event under the Exchange Euro Notes, but that could increase the amount of indebtedness outstanding at such time or otherwise affect our capital structure or credit ratings on the Exchange Euro Notes.
If we experience a Change of Control Repurchase Event, we may not have sufficient financial resources available to satisfy our obligations to repurchase all of the Exchange Euro Notes or portions of the Exchange Euro Notes properly tendered. Furthermore, debt agreements to which we may become a party in the future may contain restrictions and provisions limiting our ability to repurchase the Exchange Euro Notes. Our failure to repurchase the Exchange Euro Notes as required under the Euro Indenture would result in a default under the Euro Indenture, which could have material adverse consequences for us and the holders of the Exchange Euro Notes.
Issuance in Euro
All payments of interest and principal, including payments made upon any redemption of the Exchange Euro Notes, will be payable in euro. If we are unable to obtain euro in amounts sufficient to make a required payment under the Exchange Euro Notes due to the imposition of exchange controls or other circumstances beyond our control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Exchange Euro Notes will be made in U.S. dollars until the euro is again available to us or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by us in our sole discretion. Any payment in respect of the Exchange Euro Notes so made in U.S. dollars will not constitute an Event of Default under the Exchange Euro Notes or the Euro Indenture governing the Exchange Euro Notes. Neither the Trustee nor the paying agent shall have any responsibility for any calculation or conversion in connection with the foregoing.
Investors will be subject to foreign exchange risks as to payments of principal and interest that may have important economic and tax consequences to them. See “Risk Factors.”

Book-Entry Procedures for the Exchange Euro Notes
We have obtained the information in this section concerning Clearstream and Euroclear and their book-entry systems and procedures from sources that we believe to be reliable. We take no responsibility for an accurate portrayal of this information. In addition, the description of the clearing systems in this section reflects our understanding of the rules and procedures of Clearstream and Euroclear as they are currently in effect. Those clearing systems could change their rules and procedures at any time.
Global Clearance and Settlement
The Exchange Euro Notes will be issued in the form of one or more Global Notes in fully registered form, without coupons, and will be deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary, for, and in respect of interests held through, Euroclear and Clearstream. Except as described herein, certificates will not be issued in exchange for beneficial interests in the Global Notes.
Except as set forth below, the Global Notes may be transferred, in whole and not in part, only to Euroclear or Clearstream or their respective nominees.
Beneficial interests in the Global Notes will be represented, and transfers of such beneficial interests will be effected, through accounts of financial institutions acting on behalf of beneficial owners as direct or indirect participants in Euroclear or Clearstream. Those beneficial interests will be in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Holders may hold Exchange Euro Notes directly through Euroclear or Clearstream if they are participants in such systems, or indirectly through organizations that are participants in such systems. It is possible that the clearing systems may process trades that could result in amounts being held in denominations smaller than the minimum denominations. If definitive notes are required to be issued in relation to such notes in accordance with the provisions of the relevant Global Notes, a holder who does not have the minimum denomination or a multiple of €1,000 in excess thereof in its account with the relevant clearing system at the relevant time may not receive all of its entitlement in the form of definitive notes unless and until such time as its holding satisfies the minimum denomination requirement.
So long as Euroclear or Clearstream or their nominee or their common depositary is the registered holder of the Global Notes, Euroclear, Clearstream or such nominee, as the case may be, will be considered the sole owner or holder of the Exchange Euro Notes represented by such Global Notes for all purposes under the Euro Indenture and the Exchange Euro Notes. Payments of principal, interest and premium and additional amounts, if any, in respect of the Global Notes will be made to Euroclear, Clearstream or such nominee, as the case may be, as registered holder thereof.
We have been advised by Clearstream and Euroclear, respectively, as follows:
Global Clearance and Settlement
Clearstream has advised that it is incorporated under the laws of Luxembourg and licensed as a bank and professional depositary. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions among its participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates. Clearstream provides to its participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream has established an electronic bridge with the Euroclear Operator (as defined herein) to facilitate the settlement of trades between the nominees of Clearstream and Euroclear. As a registered bank in Luxembourg, Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector. Clearstream customers are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the underwriters. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through, or maintain a custodial relationship with, a Clearstream participant, either directly or indirectly.

Distributions with respect to Exchange Euro Notes held beneficially through Clearstream will be credited to cash accounts of Clearstream participants in accordance with its rules and procedures.
Euroclear
Euroclear has advised that it was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries. Euroclear is operated by Euroclear Bank S.A./N.V. (the “Euroclear Operator”). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the underwriters. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.
Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related operating procedures of Euroclear, and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no records of or relationship with persons holding through Euroclear participants.
Distributions with respect to the notes held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Terms and Conditions.
Euroclear and Clearstream Arrangements
So long as Euroclear or Clearstream or their nominee or their common depositary is the registered holder of the Global Notes, Euroclear, Clearstream or such nominee, as the case may be, will be considered the sole owner or holder of the Exchange Euro Notes represented by the Global Notes for all purposes under the Euro Indenture and the Exchange Euro Notes. Payments of principal, interest and premium and additional amounts, if any, in respect of the Global Notes will be made to Euroclear, Clearstream, such nominee or such common depositary, as the case may be, as registered holder thereof. None of us, the Trustee or the paying agent or any affiliate of any of the above or any person by whom any of the above is controlled (as such term is defined in the Securities Act) will have any responsibility or liability for any records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Distributions of principal, premium and additional amounts, if any, and interest with respect to the Global Notes will be credited in euro to the extent received by Euroclear or Clearstream from the paying agent to the cash accounts of Euroclear or Clearstream customers in accordance with the relevant system’s rules and procedures.
Because Euroclear and Clearstream can act only on behalf of participants, who in turn act on behalf of indirect participants, the ability of a person having an interest in the Global Notes to pledge such interest to persons or entities which do not participate in the relevant clearing system, or otherwise take actions in respect of such interest, may be affected by the lack of a physical certificate in respect of such interest.
Initial Settlement
We understand that investors that hold their Exchange Euro Notes through Clearstream or Euroclear accounts will follow the settlement procedures that are applicable to conventional eurobonds in registered form. Subject to applicable procedures of Clearstream and Euroclear, Exchange Euro Notes will be credited to the securities custody accounts of Clearstream and Euroclear participants on the business day following the settlement date of the applicable series of Exchange Euro Notes, for value on the settlement date of the applicable series of Exchange Euro Notes.
Secondary Market Trading
Because the purchaser determines the place of delivery, it is important to establish at the time of trading of any Exchange Euro Notes where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.
We understand that secondary market trading between Clearstream and/or Euroclear participants will occur in the ordinary way following the applicable rules and operating procedures of Clearstream and Euroclear. Secondary market trading will be settled using procedures applicable to conventional eurobonds in global registered form.
Holders should be aware that investors will be able to make and receive deliveries, payments and other communications involving the Exchange Euro Notes through Clearstream and Euroclear only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.
In addition, because of time-zone differences, there may be problems with completing transactions involving Clearstream and Euroclear on the same business day as in the United States. U.S. investors who wish to transfer their interests in the Exchange Euro Notes, or to make or receive a payment or delivery of the Exchange Euro Notes, on a particular day, may find that the transactions will not be performed until the next business day in Luxembourg or Brussels, depending on whether Clearstream or Euroclear is used.
Clearstream or Euroclear will credit payments to the cash accounts of Clearstream customers or Euroclear participants, as applicable, in accordance with the relevant system’s rules and procedures, to the extent received by its depositary. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder under the Euro Indenture on behalf of a Clearstream customer or Euroclear participant only in accordance with its relevant rules and procedures.
Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of the Exchange Euro Notes among participants of Clearstream and Euroclear. However, they are under no obligation to perform or continue to perform those procedures, and they may discontinue those procedures at any time.
Certificated Notes
Subject to certain conditions, the Exchange Euro Notes represented by the Global Notes are exchangeable for certificated notes in definitive form of like tenor in minimum denominations of €100,000 principal amount and integral multiples of €1,000 in excess thereof if:
(1)
the common depositary provides notification that it is unwilling, unable or no longer qualified to continue as depositary for the Global Notes and a successor is not appointed within 90 days;

(2)
we in our discretion at any time determine not to have all of the Exchange Euro Notes represented by the Global Notes; or

(3)
default entitling the holders of the applicable Exchange Euro Notes to accelerate the maturity thereof has occurred and is continuing.

Any Exchange Euro Note that is exchangeable as above is exchangeable for certificated notes issuable in authorized denominations and registered in such names as the common depositary shall direct. Subject to the foregoing, a Global Note is not exchangeable, except for a Global Note of the same aggregate denomination to be registered in the name of the common depositary (or its nominee).
Same-Day Payment
Payments (including principal, premium and additional amounts, if any, and interest) and transfers with respect to Exchange Euro Notes in certificated form may be executed at the office or agency maintained for such purpose in London (initially the corporate trust office of the paying agent) or, at our option, by check mailed to the holders thereof at the respective addresses set forth in the register of holders of the Exchange Euro Notes (maintained by the registrar), provided that all payments (including principal, premium and additional amounts, if any, and interest) on Exchange Euro Notes in certificated form, for which the holders thereof have given wire transfer instructions, will be required to be made by wire transfer of immediately available funds to the accounts specified by the holders thereof. No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with that registration may be required.
The paying agent for the Exchange Euro Notes will initially be U.S. Bank Europe DAC, U.K. Branch (formerly known as Elavon Financial Services DAC, UK Branch).
Concerning the Trustee
U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) (as successor trustee to Wells Fargo Bank, National Association) is the Trustee under the Euro Indenture and has been designated as the initial registrar and paying agent with regards to the Exchange Euro Notes.
The Euro Indenture and the Trust Indenture Act impose certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claims, as security or otherwise. The Trustee is permitted to engage in other transactions; provided that if it acquires any conflicting interest as described in the Trust Indenture Act, it must eliminate such conflict, apply to the SEC for permission to continue as trustee with such conflict, or resign.
Open Market Purchases
FedEx or any of its affiliates may at any time and from time to time purchase Notes in the open market or otherwise.
Sinking Fund
There is no provision for a sinking fund for any of the Notes.
Priority
The Exchange Notes and the related subsidiary guarantees will be FedEx’s and the subsidiary guarantors’ general, unsecured senior obligations, and will:
•
rank equally in right of payment with all of FedEx’s and the subsidiary guarantors’ existing and future unsubordinated indebtedness, liabilities and other obligations;

•
rank senior in right of payment to all of FedEx’s and the subsidiary guarantors’ future subordinated indebtedness, liabilities and other obligations;

•
be effectively junior to all of FedEx’s and the subsidiary guarantors’ existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness; and

•
be structurally subordinated to all of the existing and future indebtedness, liabilities and other obligations (including trade payables) of FedEx’s subsidiaries that are not subsidiary guarantors (other than indebtedness, liabilities and other obligations owed to FedEx or any subsidiary guarantor, if any).

If the guarantee by FedEx Freight is released with respect to a series of Original Notes or Exchange Notes in connection with the Separation, such series of Original Notes or Exchange Notes will be structurally subordinated to any outstanding amounts of FedEx’s 1.300% Notes due 2031 (the “1.300% Old Notes”), which were issued under the Base Indenture, as supplemented by Supplemental Indenture No. 10, dated August 5, 2019, by and among FedEx, the subsidiary guarantors, the Trustee (as successor trustee to Wells Fargo Bank, National Association) and U.S. Bank Europe DAC, U.K. Branch (as successor paying agent to

Elavon Financial Services DAC, UK Branch), with respect to such noteholders’ claims against FedEx Freight under its guarantee of the 1.300% Old Notes.
Merger, Consolidation, and Sale of Assets
The applicable Indentures provides that we may not consolidate with or merge into any other person, or convey, transfer, or lease our properties and assets as, or substantially as, an entirety to any person, unless:
•
our successor is a corporation organized and existing under the laws of the United States, any state thereof, or the District of Columbia;

•
our successor shall expressly assume, by a supplemental indenture, the due and punctual payment of the principal of and any premium and interest on all the Exchange Notes and the performance of every covenant in the applicable Indentures that we would otherwise have to perform;

•
immediately after giving effect to such transaction, there will not be any defaults under the applicable Indentures; and

•
we shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that the transaction and the supplemental indenture comply with the applicable Indentures.

Application of Proceeds Upon Release of a 10% Subsidiary Guarantor
We will not enter into any transaction which would result in the release of the guarantee by any subsidiary guarantor whose consolidated total assets constitute more than 10% of our consolidated total assets (determined as of the date of our most recent interim or fiscal year-end balance sheet filed with the SEC prior to the date such guarantee is released) (each, a “10% subsidiary guarantor”), unless at least 75% of the net proceeds of such transaction consist of any combination of:
•
cash (including assumption by the acquiror of any indebtedness of FedEx or its subsidiaries) or readily marketable securities;

•
property or assets (other than current assets) of a nature or type similar or related to the nature or type of the property or assets of FedEx and its subsidiaries existing on the date of such transaction is consummated; or

•
interests in persons or businesses having property or assets or engaged in businesses similar or related to the nature or type of the property or assets or businesses of FedEx and its subsidiaries on the date of such transaction is consummated.

In the event that the net proceeds from the sale or other disposition of a 10% subsidiary guarantor consist of cash or readily marketable securities, we will apply, within 12 months of such sale or other disposition, an amount equal to 100% of the fair market value, as determined in good faith by our board of directors, of such net proceeds to:
•
repay unsubordinated indebtedness of FedEx or any subsidiary guarantor, in each case owing to a person other than an affiliate of FedEx;

•
invest in property or assets (other than current assets) of a nature or type similar or related to the nature or type of the property or assets of FedEx and its subsidiaries existing on the date of such investment; or

•
invest in a person or business having property or assets or engaged in a business similar or related to the nature or type of the property or assets or businesses of FedEx and its subsidiaries on the date of such investment.

Events of Default
An event of default with respect to a series of the Notes will occur if:
•
we fail to pay interest when due on any Notes of that series for 30 days;

•
we fail to pay the principal of or any premium on any Notes of that series when due;

•
we fail to perform any covenant in the applicable Indentures and this failure continues for 90 days after we receive written notice as provided in the applicable Indentures;

•
we or a court takes certain actions relating to our bankruptcy, insolvency or reorganization for the benefit of our creditors; or

•
any subsidiary guarantor whose consolidated total assets constitute 60% or more of our consolidated total assets (determined as of the date of our most recent interim or fiscal year-end balance sheet filed with the SEC prior to such determination date) or a court takes certain actions relating to the bankruptcy, insolvency or reorganization of such subsidiary guarantor for the benefit of its creditors.

If an event of default with respect to Notes of any series occurs and continues, the Trustee or the holders of a majority in principal amount of the outstanding Notes of that series may require us to repay immediately the principal amount of all Notes of that series. The holders of a majority in principal amount of the outstanding Notes of that series may rescind and annul such acceleration if all events of default with respect to the Notes of that series, other than the nonpayment of accelerated principal, have been cured or waived as provided in the applicable Indentures. For information as to waivers of defaults, see “— Modification, Amendment and Waiver” below.
Other than its duties in case of a default, the Trustee will not be obligated to exercise any of its rights or powers under the applicable Indentures at the request or direction of any of the holders, unless the holders offer to the Trustee reasonable indemnity. If the holders provide this reasonable indemnity, the holders of a majority in principal amount of the outstanding Notes of such series will have the right, subject to certain limitations, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to any series of Notes.
No holder of any Notes of any series will have any right to institute any proceeding with respect to the Indentures or for any remedy under the applicable Indentures unless:
•
the holder has previously given to the Trustee written notice of a continuing event of default;

•
the holders of a majority in principal amount of the outstanding Notes of that series have made a written request, and offered reasonable indemnity, to the Trustee to institute a proceeding as Trustee; and

•
the Trustee has not received from the holders of a majority in principal amount of the outstanding Notes of that series a direction inconsistent with the request, and the Trustee has failed to institute such proceeding within 60 days.

However, the holder of any Notes will have an absolute right to receive payment of the principal of and any premium and interest on the Notes as expressed in the Notes, or, in the case of redemption, on the redemption date, and to institute suit for the enforcement of any payment.
We will be required to furnish to the Trustee annually a statement as to the absence of certain defaults under the applicable Indentures. The Trustee may withhold notice to the holders of the Notes of any default, except as to payment of principal of (or premium, if any) or interest with respect to the Notes, if the Trustee considers such withholding to be in the interest of the holders of the Notes.
Modification, Amendment, and Waiver
We and the Trustee may modify and amend the applicable Indentures with the consent of the holders of a majority in principal amount of each series of Notes to be affected (voting as a single class). However, no modification or amendment may, without the consent of the holder of each Note affected thereby:
•
change the stated maturity of the principal of, or any premium or installment of interest on, any Notes;

•
reduce the principal amount of, rate of interest on, or premium payable upon the redemption of, any Notes;

•
change any place of payment where, or the currency in which, any principal of, or interest or premium on, any Notes is payable;

•
impair the right to institute suit for the enforcement of any payment on any Notes on or after the stated maturity, or, in the case of redemption, on or after the redemption date; or

•
reduce the percentage in principal amount of outstanding Notes the consent of whose holders is required for modification or amendment of the applicable Indentures, for waiver of compliance with certain provisions of the applicable Indentures, or for waiver of certain defaults.

The holders of a majority in principal amount of the outstanding Notes of any series may on behalf of the holders of all Notes of that series waive any past default under the applicable Indentures and its consequences, except a default in the payment of the principal of or any premium or interest on any Notes or in respect of a covenant or provision that under the applicable Indentures cannot be modified or amended without the consent of the holder of each outstanding Note affected.
In addition, we and the trustee can modify and amend the applicable Indentures without the consent of any holders in order to, among other things:
•
allow a successor to FedEx or a subsidiary guarantor to assume our or its obligations under the applicable Indentures;

•
add additional events of default or additional covenants of FedEx or a subsidiary guarantor for the benefit of the holders of all or any series of Notes, or to surrender any of our rights or powers;

•
secure the Notes of any series;

•
correct any ambiguity, defect, or inconsistency under the applicable Indentures, or to make other provisions with respect to matters or questions arising under the applicable Indentures, provided that such action does not adversely affect the interests of the holders of any Notes in any material respect;

•
add to, change, or eliminate any provision of the applicable Indentures applying to one or more series of Notes, provided that if such action adversely affects in any material respect the interests of holders of any series of Notes, such addition, change, or elimination will become effective with respect to such series only when no such security of that series remains outstanding;

•
add additional subsidiary guarantors of the Notes and to provide for the release of subsidiary guarantors as permitted under the applicable Indentures;

•
evidence and provide for the appointment of a successor trustee or to add to or change any provisions to the extent necessary to appoint a separate trustee for a specific series of Notes; or

•
make any other amendment or supplement to the applicable Indentures as long as that amendment or supplement does not materially adversely affect the interests of any holders of Notes.

Discharge and Defeasance
We may satisfy and discharge obligations with respect to the Notes of a particular series by either delivering to the Trustee for cancellation all outstanding Notes of that series, or depositing with the Trustee, after the outstanding Notes of that series have become due and payable, or will become due and payable within one year, at maturity or by redemption, sufficient cash or government securities to pay the principal, interest, any premium and any other sums due to the stated maturity date or redemption date of the Notes of that series.
In addition, at our option, we may:
•
be discharged from our obligations with respect to the Notes of a particular series (“defeasance and discharge”); or

•
cease to comply with certain restrictive covenants under the applicable Indentures, including those described under “— Merger, Consolidation, and Sale of Assets,” and certain events of default will no longer apply to us (“covenant defeasance”), if we deposit with the Trustee sufficient cash or government securities to pay the principal, interest, any premium, and any other sums due to the stated maturity date or redemption date of the Notes of that series.

Upon defeasance and discharge, the holders of the Notes of the affected series will not be entitled to the benefits of the applicable Indentures, except for registration of transfer and exchange of Notes and replacement of lost, stolen, or mutilated Notes as provided for in the applicable Indentures. Such holders may look only to such deposited funds or obligations for payment.
The defeasance and discharge and covenant defeasance described above are effective only if, among other things, we deliver to the Trustee an opinion of counsel to the effect that (i) the holders of the Notes will not recognize income, gain, or loss for federal income tax purposes as result of such defeasance and discharge or covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such defeasance and discharge or covenant defeasance had not occurred, and (ii) in the case of defeasance and discharge, the opinion as to tax consequences is based upon an Internal Revenue Service ruling or a change in applicable federal income tax law.
With respect to the Euro Notes, the “government securities” shall include (1) securities that are direct obligations of the Federal Republic of Germany for the payment of which its full faith and credit is pledged or (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the Federal Republic of Germany, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the Federal Republic of Germany, which in either case under clauses (1) or (2) are not callable or redeemable at the option of the Company thereof.
Governing Law
Each Indenture, the Notes and the guarantees are governed and construed in accordance with the laws of the State of New York.
Registration, Transfer and Exchange
At the option of the holder, Notes of any series may be exchanged for other Notes of the same series containing identical terms and provisions in any authorized denominations and of a like aggregate principal amount, upon surrender of the Exchange Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, FedEx shall execute, and the Trustee shall authenticate and deliver, the Notes, with the guarantees endorsed thereon, which the holder making the exchange is entitled to receive.
The Trustee has been appointed “Security Registrar” for the purpose of registering Notes and transfers of Notes.
No service charge shall be made for any registration of transfer or exchange of Notes, but FedEx may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than as set forth in the applicable Indentures.
Except as otherwise provided in the applicable Indentures, FedEx shall not be required (i) to issue, register the transfer of or exchange Notes of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of such series selected for redemption under the applicable Indentures and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any Notes being redeemed in part.

PLAN OF DISTRIBUTION
Each broker-dealer that receives Exchange Notes for its own account in an Exchange Offer in exchange for Original Notes that were acquired by such broker-dealer as a result of market-making or other trading activities may be deemed to be an “underwriter” within the meaning of the Securities Act and must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired as a result of market-making activities or other trading activities. FedEx has agreed to amend or supplement this prospectus for a period ending on the earlier of (i) 180 days after the date on which this registration statement becomes effective (as such period may be extended pursuant to the Registration Rights Agreement) and (ii) the date on which each participating broker-dealer is no longer required to deliver a prospectus in connection with market making or other trading activities, in each case to the extent necessary, and if requested by one or more participating broker-dealers, to expedite or facilitate the disposition of any Exchange Notes by participating broker-dealers.
FedEx will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offers may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offers and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” within the meaning of the Securities Act, and any profit of any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
For a period of 180 days after the expiration date, we will send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the Exchange Offers other than commissions or concessions of any brokers or dealers or transfer taxes, if any, and will indemnify the holders of the Original Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

VALIDITY OF THE SECURITIES
Certain legal matters with respect to the validity of the Exchange Notes offered hereby will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.
Christina R. Conrad, Vice President — Labor Relations & Employment Law and Assistant Secretary of FedEx Freight, will issue an opinion concerning certain matters relating to FedEx Freight.
Tiffany H. Brunson, Vice President — General Counsel and Assistant Secretary of FedEx Office and Print Services, Inc., will issue an opinion concerning certain matters relating to FedEx Office and Print Services, Inc.

EXPERTS
The consolidated financial statements of FedEx Corporation appearing in FedEx Corporation’s Annual Report (Form 10-K) for the fiscal year ended May 31, 2025, and the effectiveness of FedEx Corporation’s internal control over financial reporting as of May 31, 2025, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon their reports given on the authority of such firm as experts in accounting and auditing.

FEDEX CORPORATION
Offer to exchange up to $340,494,000 principal amount of 3.400% Notes due 2028 for a like principal amount of 3.400% Notes due 2028, the offer of which has been registered under the Securities Act;
Offer to exchange up to $237,285,000 principal amount of 4.200% Notes due 2028 for a like principal amount of 4.200% Notes due 2028, the offer of which has been registered under the Securities Act;
Offer to exchange up to $628,053,000 principal amount of 3.100% Notes due 2029 for a like principal amount of 3.100% Notes due 2029, the offer of which has been registered under the Securities Act;
Offer to exchange up to $406,103,000 principal amount of 4.250% Notes due 2030 for a like principal amount of 4.250% Notes due 2030, the offer of which has been registered under the Securities Act;
Offer to exchange up to $642,185,000 principal amount of 2.400% Notes due 2031 for a like principal amount of 2.400% Notes due 2031, the offer of which has been registered under the Securities Act;
Offer to exchange up to $351,518,000 principal amount of 4.900% Notes due 2034 for a like principal amount of 4.900% Notes due 2034, the offer of which has been registered under the Securities Act;
Offer to exchange up to $391,912,000 principal amount of 3.900% Notes due 2035 for a like principal amount of 3.900% Notes due 2035, the offer of which has been registered under the Securities Act;
Offer to exchange up to $619,635,000 principal amount of 3.250% Notes due 2041 for a like principal amount of 3.250% Notes due 2041, the offer of which has been registered under the Securities Act;
Offer to exchange up to $444,611,000 principal amount of 3.875% Notes due 2042 for a like principal amount of 3.875% Notes due 2042, the offer of which has been registered under the Securities Act;
Offer to exchange up to $391,769,000 principal amount of 4.100% Notes due 2043 for a like principal amount of 4.100% Notes due 2043, the offer of which has been registered under the Securities Act;
Offer to exchange up to $541,689,000 principal amount of 5.100% Notes due 2044 for a like principal amount of 5.100% Notes due 2044, the offer of which has been registered under the Securities Act;
Offer to exchange up to $503,830,000 principal amount of 4.100% Notes due 2045 for a like principal amount of 4.100% Notes due 2045, the offer of which has been registered under the Securities Act;
Offer to exchange up to $913,438,000 principal amount of 4.750% Notes due 2045 for a like principal amount of 4.750% Notes due 2045, the offer of which has been registered under the Securities Act;
Offer to exchange up to $1,007,069,000 principal amount of 4.550% Notes due 2046 for a like principal amount of 4.550% Notes due 2046, the offer of which has been registered under the Securities Act;
Offer to exchange up to $604,653,000 principal amount of 4.400% Notes due 2047 for a like principal amount of 4.400% Notes due 2047, the offer of which has been registered under the Securities Act;
Offer to exchange up to $743,435,000 principal amount of 4.050% Notes due 2048 for a like principal amount of 4.050% Notes due 2048, the offer of which has been registered under the Securities Act;
Offer to exchange up to $696,469,000 principal amount of 4.950% Notes due 2048 for a like principal amount of 4.950% Notes due 2048, the offer of which has been registered under the Securities Act;
Offer to exchange up to $1,047,658,000 principal amount of 5.250% Notes due 2050 for a like principal amount of 5.250% Notes due 2050, the offer of which has been registered under the Securities Act;
Offer to exchange up to $213,040,000 principal amount of 4.500% Notes due 2065 for a like principal amount of 4.500% Notes due 2065, the offer of which has been registered under the Securities Act;
Offer to exchange up to €391,747,000 principal amount of 0.450% Notes due 2029 for a like principal amount of 0.450% Notes due 2029, the offer of which has been registered under the Securities Act;
Offer to exchange up to €145,122,000 principal amount of 1.300% Notes due 2031 for a like principal amount of 1.300% Notes due 2031, the offer of which has been registered under the Securities Act; and

Offer to exchange up to €402,828,000 principal amount of 0.950% Notes due 2033 for a like principal amount of 0.950% Notes due 2033, the offer of which has been registered under the Securities Act.

PROSPECTUS

           , 2025
The USD Exchange Agent is:	The Euro Exchange Agent is:
U.S. Bank Trust Company National Association 111 Fillmore Avenue St. Paul, MN 55107-1402 Attn: Corporate Actions	U.S. Bank Europe DAC, U.K. Branch 125 Old Broad Street, 5th Floor London EC2N 1AR United Kingdom Attn: Relationship Management Group
For Information Call: Tel. No.: (800) 934-6802	For Information Call: Tel. No.: +44(0) 207 330 2000
For Facsimile or Email Transmission (for Eligible Institutions only): Facsimile. No.: (800) 934-6802 Email: cts.specfinance@usbank.com	For Email Transmission (for Eligible Institutions only): Email: CDRM@usbank.com

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 20.   Indemnification of Directors and Officers
Section 102(b)(7) of the Delaware General Corporation Law (the “Delaware Law”) permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision may not eliminate or limit the liability (i) for any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for a director for unlawful payments of dividends or unlawful stock repurchases, redemptions, or other distributions; (iv) for any transaction from which the director or officer derived an improper personal benefit; or (v) for an officer in any action by or in the right of the corporation.
With respect to FedEx, Article Thirteenth of FedEx’s Restated Certificate of Incorporation (the “FedEx Charter”) provides that no director or officer shall be personally liable to FedEx or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, respectively, to the fullest extent permitted under applicable law, and with respect to Federal Express, Article IX of Federal Express’s Fourth Amended and Restated Certificate of Incorporation (the “Federal Express Charter”) provides that no director or officer shall be personally liable to Federal Express or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, respectively, to the fullest extent permitted under applicable law; provided, in each case, that such Articles do not eliminate or limit the liability of a director or officer of FedEx or Federal Express, as applicable, (i) for any breach of the director’s or officer’s duty of loyalty to FedEx or Federal Express, as applicable, or their respective stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) with respect to a director, under Section 174 of the Delaware Law (relating to the unlawful payment of dividends and unlawful stock purchases or redemptions) or any amendment or successor provision thereto; (iv) for any transaction from which the director or officer derived an improper personal benefit; or (v) with respect to an officer, in any action by or in the right of FedEx or Federal Express, as applicable. Article Thirteenth of the FedEx Charter and Article IX of the Federal Express Charter, respectively, do not eliminate or limit the liability of a director or officer for any act or omission occurring prior to the date when the applicable Article became effective. Neither the amendment nor repeal of Article Thirteenth of the FedEx Charter or Article IX of the Federal Express Charter, as applicable, nor the adoption of any provision of the FedEx Charter or the Federal Express Charter inconsistent with such Articles, will eliminate or reduce the effect of the applicable Article with respect to any matter occurring, or any cause of action, suit, or claim that, but for such Article, would accrue or arise prior to such amendment, repeal, or adoption of an inconsistent provision. All references to an “officer” in this Item 20 shall mean only a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term “officer” as defined in Section 102(b)(7) of Title 8 of the Delaware Code.
Section 145 of the Delaware Law permits a corporation to indemnify any of its directors, officers, employees, or agents who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation (or another enterprise if serving at the request of the corporation), against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In any threatened, pending, or completed action or suit by or in the right of the corporation, a corporation is permitted to indemnify any director, officer, employee, or agent of the corporation (or another enterprise if serving at the request of the corporation) against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue, or matter if such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which the action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such other court shall deem proper.
With respect to FedEx, Article VI, Section 1 of FedEx’s Amended and Restated Bylaws provides that FedEx shall, to the fullest extent permitted by the Delaware Law, (a) indemnify and hold harmless any person who was or is made or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director, officer, or managing director (or its equivalent) of FedEx, or, while serving as a director, officer, or managing director (or its equivalent) of FedEx, is or was serving at the request of FedEx as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (a “Covered Person”), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person in connection therewith, and (b) pay the expenses (including attorneys’ fees) incurred by any such Covered Person in connection with any such Proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Covered Person in advance of the final disposition of the action, suit, or proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should ultimately be determined that the Covered Person is not entitled to be indemnified; provided, however, that, except with respect to certain Proceedings seeking to enforce rights to indemnification or advancement of expenses, FedEx shall be required to indemnify and advance expenses to a Covered Person in connection with a Proceeding (or part thereof) initiated by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors of FedEx.
With respect to Federal Express, Article VIII, Section 1 of Federal Express’s Amended and Restated Bylaws provides that Federal Express shall, to the fullest extent permitted by Delaware law, (a) indemnify and hold harmless any person who was or is made or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, by reason of the fact that he or she is or was a director, officer, or managing director (or its equivalent) of Federal Express, or is or was serving at the request of Federal Express as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection therewith, and (b) pay the expenses (including attorneys’ fees) incurred by any such person in connection with any such action, suit or proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the action, suit, or proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should ultimately be determined that the person is not entitled to be indemnified. Federal Express shall be required to indemnify and advance expenses to any such person in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the board of directors of Federal Express.
With respect to Federal Express Europe, Inc. and Federal Express International, Inc., Article III, Section 13 of each entity’s Bylaws provides that such entity shall indemnify to the full extent authorized or permitted by Delaware law any person made, or threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative, or investigative) by reason of the fact that he, his testator, or intestate is or was a director of such entity or served as a director, officer, employee, or agent of any other enterprise at the request of such entity.
Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
The charter of Federal Express Holdings S.A., LLC provides for the indemnification of its member and its officers to the fullest extent permitted by law.

Section 8.101(a) and (b) of the Texas Business Organizations Code provide that, subject to certain limitations, a corporation may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding to the extent that it is determined that:
(a)(1)   the person:
(A)   acted in good faith;
(B)   reasonably believed;
(i)
in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests;

(ii)
in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and

(C)
in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

(2)   with respect to expenses, the amount of expenses other than a judgment is reasonable; and
(3)   indemnification should be paid.
(b)
actions taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person’s duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise.

Article Seventh of the bylaws of FedEx Office and Print Services, Inc. provides that FedEx Office and Print Services, Inc. shall, to the fullest extent permitted by law, (a) indemnify and hold harmless any person who was or is made or is threatened to be made a party to, or is otherwise involved in, any action, suit or proceeding by reason of the fact that he or she is or was a director, officer or managing director (or its equivalent) of FedEx Office and Print Services, Inc., or is or was serving at the request of FedEx Office and Print Services, Inc. as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection therewith, and (b) pay the expenses (including attorneys’ fees) incurred by any such person in defending any such action, suit or proceeding in advance of tis final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the action, suit or proceeding shall be made only upon receipt of an undertaking by the person to repay all amount advanced if it should ultimately be determined that the person is not entitled to be indemnified. FedEx Office and Print Services, Inc. shall be required to indemnify and advance expenses to any such person in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the board of directors of FedEx Office and Print Services, Inc.
Section 4-27-850 of the Arkansas Business Corporation Act provides that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses, judgments, fines and amounts paid in settlements reasonably incurred by him in connection with such action or proceeding if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In addition, a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation against expenses actually reasonably incurred by him in connection with the defense or settlement of such action if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim as to which such person shall have been adjudged to be liable for negligence or misconduct unless and only to the extent the court in which such action was brought shall determine that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
FedEx Freight, an Arkansas corporation, does not include any indemnification provisions in its articles of incorporation or bylaws.
FedEx, Federal Express, Federal Express Europe, Inc., Federal Express International, Inc., Federal Express Holdings S.A., LLC, FedEx Office and Print Services, Inc. and FedEx Freight also have purchased insurance designed to protect FedEx, Federal Express, Federal Express Europe, Inc., Federal Express International, Inc., Federal Express Holdings S.A., LLC, FedEx Office and Print Services, Inc. and FedEx Freight and their directors and officers against losses arising from certain claims, including claims under the Securities Act.

Item 21.   Exhibits
Exhibit No.	Description of Document
3.1	Restated Certificate of Incorporation of FedEx. (Filed as Exhibit 3.1 to FedEx’s Quarter Report on Form 10-Q for the quarter ended November 30, 2024, and incorporated herein by reference.)
3.2	Amended and Restated Bylaws of FedEx.(Filed as Exhibit 3.1 to FedEx’s Current Report on Form 8-K dated and filed March 11, 2024, and incorporated herein by reference.)
4.1	Indenture, dated as of October 23, 2015, among FedEx, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee. (Filed as Exhibit 4.1 to FedEx’s Current Report on Form 8-K dated and filed October 23, 2015, and incorporated herein by reference.)
4.2	Supplemental Indenture No. 15, dated February 26, 2025, among FedEx, the subsidiary guarantors named therein and U.S. Bank Trust Company, National Association, as trustee. (Filed as Exhibit 4.4 to FedEx’s Current Report on Form 8-K dated February 24, 2024 and filed February 26, 2024 (the “February 24, 2025 Form 8-K”), and incorporated herein by reference.)
4.3	Form of 3.400% Notes due 2028. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.4	Form of 4.200% Notes due 2028. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.5	Form of 3.100% Notes due 2029. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.6	Form of 4.250% Notes due 2030. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.7	Form of 2.400% Notes due 2031. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.8	Form of 4.900% Notes due 2034. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.9	Form of 3.900% Notes due 2035. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.10	Form of 3.250% Notes due 2041. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.11	Form of 3.875% Notes due 2042. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.12	Form of 4.100% Notes due 2043. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.13	Form of 5.100% Notes due 2044. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.14	Form of 4.100% Notes due 2045. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.15	Form of 4.750% Notes due 2045. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.16	Form of 4.550% Notes due 2046. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.17	Form of 4.400% Notes due 2047. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.18	Form of 4.050% Notes due 2048. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)

Exhibit No.	Description of Document
4.19	Form of 4.950% Notes due 2048. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.20	Form of 5.250% Notes due 2050. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.21	Form of 4.500% Notes due 2065. (Included in Exhibit 4.4 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.22	Supplemental Indenture No. 16, dated as of February 26, 2025, among FedEx, the subsidiary guarantors named therein, U.S. Bank Trust Company, National Association, as trustee, and U.S. Bank Europe DAC, UK Branch, as paying agent. (Filed as Exhibit 4.24 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.23	Form of 0.450% Notes due 2029. (Included in Exhibit 4.24 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.24	Form of 1.300% Notes due 2031. (Included in Exhibit 4.24 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.25	Form of 0.950% Notes due 2033. (Included in Exhibit 4.24 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.26	Registration Rights Agreement, dated February 26, 2025, among FedEx, the subsidiary guarantors named therein and Goldman Sachs & Co. LLC. (Filed as Exhibit 4.28 to the February 24, 2025 Form 8-K, and incorporated herein by reference.)
4.27
Succession Agreement, dated as of December 13, 2021, among FedEx, the subsidiary guarantors named therein, Computershare Trust Company, N.A., as agent for Wells Fargo Bank, National Association, and U.S. Bank National Association. (Filed as Exhibit 4.2 to FedEx’s Current Report on Form 8-K dated December 13, 2021 and filed December 16, 2021, and incorporated herein by reference).

*5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*5.2	Opinion of Christina R. Conrad, Vice President — Labor Relations & Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.
*5.3	Tiffany H. Brunson, Vice President — General Counsel and Assistant Secretary of FedEx Office, regarding certain matters relating to FedEx Office and Print Services, Inc.
21	Subsidiaries of FedEx Corporation (Filed as Exhibit 21 to FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, and incorporated herein by reference.)
*22	List of subsidiary guarantors.
*23.1	Consent of Ernst & Young LLP with respect to FedEx’s financial statements.
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
*23.3	Consent of Christina R. Conrad (included in Exhibit 5.2).
*23.4	Consent of Tiffany H. Brunson (included in Exhibit 5.3).
*24	Powers of Attorney (set forth on the signature pages to this registration statement).
*25	Form T-1 Statement of Eligibility under the Trust Indenture Act of the Trustee under the Indentures.
*99	Form of Letter of Transmittal.
*107	Calculation of Filing Fee Tables.

*
Filed herewith.

Item 22.   Undertakings
The following undertakings are made by each of the undersigned registrants:
(1)
The undersigned registrant hereby undertakes:

(a)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(2)
That, for the purpose of determining liability under the Securities Act as to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(3)
That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(4)
The undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(6)
The undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(7)
The undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on August 19, 2025.
FedEx Corporation
By:
/s/ Guy M. Erwin II

Name:
Guy M. Erwin II

Title:
Corporate Vice President and Chief Accounting Officer

POWER OF ATTORNEY
In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated. Each person whose signature appears below constitutes and appoints Rajesh Subramaniam, Gina F. Adams and Guy M. Erwin II, and each of them severally, as his or her true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the Registration Statement on Form S-4, and to any registration statement filed under SEC Rule 462, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Rajesh Subramaniam Rajesh Subramaniam	President and Chief Executive Officer (Principal Executive Officer)	August 19, 2025
/s/ John W. Dietrich John W. Dietrich	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	August 19, 2025
/s/ Guy M. Erwin II Guy M. Erwin II	Corporate Vice President and Chief Accounting Officer (Principal Accounting Officer)	August 19, 2025
/s/ Silvia Davila Silvia Davila	Director	August 19, 2025
/s/ Marvin R. Ellison Marvin R. Ellison	Director	August 19, 2025
/s/ Stephen E. Gorman Stephen E. Gorman	Director	August 19, 2025

Signature	Title	Date
/s/ Susan Patricia Griffith Susan Patricia Griffith	Director	August 19, 2025
/s/ Amy B. Lane Amy B. Lane	Director	August 19, 2025
/s/ R. Brad Martin R. Brad Martin	Director	August 19, 2025
/s/ Nancy A. Norton Nancy A. Norton	Director	August 19, 2025
/s/ Frederick P. Perpall Frederick P. Perpall	Director	August 19, 2025
/s/ Joshua Cooper Ramo Joshua Cooper Ramo	Director	August 19, 2025
/s/ Susan C. Schwab Susan C. Schwab	Director	August 19, 2025
/s/ Paul S. Walsh Paul S. Walsh	Director	August 19, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on August 19, 2025.
Federal Express Corporation
By:
/s/ John W. Dietrich

Name:
John W. Dietrich

Title:
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated. Each person whose signature appears below constitutes and appoints Rajesh Subramaniam, Gina F. Adams and Guy M. Erwin II, and each of them severally, as his or her true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the Registration Statement on Form S-4, and to any registration statement filed under SEC Rule 462, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Rajesh Subramaniam Rajesh Subramaniam	Chairman of the Board, President, Chief Executive Officer and Director(Principal Executive Officer)	August 19, 2025
/s/ John W. Dietrich John W. Dietrich	Executive Vice President and Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	August 19, 2025
/s/ Gina F. Adams Gina F. Adams	Director	August 19, 2025
/s/ Tracy B. Brightman Tracy B. Brightman	Director	August 19, 2025
/s/ Brie A. Carere Brie A. Carere	Director	August 19, 2025
/s/ John A. Smith John A. Smith	Director	August 19, 2025
/s/ Richard W. Smith Richard W. Smith	Director	August 19, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on August 19, 2025.
FedEx Freight, Inc.
By:
/s/ John A. Smith

Name:
John A. Smith

Title:
President

POWER OF ATTORNEY
In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated. Each person whose signature appears below constitutes and appoints Rajesh Subramaniam, Gina F. Adams and Guy M. Erwin II, and each of them severally, as his or her true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the Registration Statement on Form S-4, and to any registration statement filed under SEC Rule 462, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ John A. Smith John A. Smith	President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	August 19, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on August 19, 2025.
FedEx Office and Print Services, Inc.
By:
/s/ Brian D. Philips

Name:
Brian D. Philips

Title:
President

POWER OF ATTORNEY
In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated. Each person whose signature appears below constitutes and appoints Rajesh Subramaniam, Gina F. Adams and Guy M. Erwin II, and each of them severally, as his or her true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the Registration Statement on Form S-4, and to any registration statement filed under SEC Rule 462, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Brian D. Philips Brian D. Philips	President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	August 19, 2025
/s/ Rajesh Subramaniam Rajesh Subramaniam	Director	August 19, 2025
/s/ Gina F. Adams Gina F. Adams	Director	August 19, 2025
/s/ Tracy B. Brightman Tracy B. Brightman	Director	August 19, 2025
/s/ Brie A. Carere Brie A. Carere	Director	August 19, 2025
/s/ John W. Dietrich John W. Dietrich	Director	August 19, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hoofddorp, The Netherlands, on August 19, 2025.
Federal Express Europe, Inc.
By:
/s/ Wouter Roels

Name:
Wouter Roels

Title:
Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY
In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated. Each person whose signature appears below constitutes and appoints Rajesh Subramaniam, Gina F. Adams and Guy M. Erwin II, and each of them severally, as his or her true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the Registration Statement on Form S-4, and to any registration statement filed under SEC Rule 462, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Wouter Roels Wouter Roels	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	August 19, 2025
/s/ Leendert C.T. Creyf Leendert C.T. Creyf	Director	August 19, 2025
/s/ C. Edward Klank III C. Edward Klank III	Director	August 19, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on August 19, 2025.
Federal Express Holdings S.A., LLC
By:
/s/ Luiz Vasconcelos

Name:
Luiz Vasconcelos

Title:
President and Chief Executive Officer

POWER OF ATTORNEY
In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated. Each person whose signature appears below constitutes and appoints Rajesh Subramaniam, Gina F. Adams and Guy M. Erwin II, and each of them severally, as his or her true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the Registration Statement on Form S-4, and to any registration statement filed under SEC Rule 462, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Luiz Vasconcelos Luiz Vasconcelos	President and Chief Executive Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	August 19, 2025
Federal Express Europe, Inc.	Sole Member	August 19, 2025
By: /s/ Wouter Roels Wouter Roels Chairman of the Board, President and Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on August 19, 2025.
Federal Express International, Inc.
By:
/s/ Richard W. Smith

Name:
Richard W. Smith

Title:
Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY
In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates stated. Each person whose signature appears below constitutes and appoints Rajesh Subramaniam, Gina F. Adams and Guy M. Erwin II, and each of them severally, as his or her true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the Registration Statement on Form S-4, and to any registration statement filed under SEC Rule 462, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Richard W. Smith Richard W. Smith	Chairman of the Board, Chief Executive Officer, President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	August 19, 2025
/s/ Philip Ming-Kwang Cheng Philip Ming-Kwang Cheng	Director	August 19, 2025
/s/ Audrey Gek-Pin Cheng Audrey Gek-Pin Cheng	Director	August 19, 2025
/s/ Poh-Yian Koh Poh-Yian Koh	Director	August 19, 2025
/s/ Marco Wai Leung Lee Marco Wai Leung Lee	Director	August 19, 2025
/s/ Kawal Preet Kawal Preet	Director	August 19, 2025

Signature	Title	Date
/s/ Wouter Roels Wouter Roels	Director	August 19, 2025
/s/ Doreen Wan-Ling Tan Doreen Wan-Ling Tan	Director	August 19, 2025
/s/ Doreen Wan-Ling Tan Masamichi Ujiie	Director	August 19, 2025